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                           DEPOSIT TRUST AGREEMENT


                       dated as of ______________, 199_


                                   between


                            CRIIMI MAE CMBS CORP.
       as Depositor and Initial Holder of the Owner Trust Certificates,


                                     and


                ---------------------------------------------
                               as Owner Trustee



                   CRIIMI MAE COMMERCIAL MORTGAGE TRUST [I]

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                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

                            PRELIMINARY STATEMENT

                                   ARTICLE I

                                  DEFINITIONS

Accrued Bond Interest........................................................2
Accrued Certificate Interest.................................................2
Administrative Expenses......................................................2
Affiliate....................................................................2
Agent........................................................................2
Aggregate Certificate Principal Balance......................................2
Aggregate Stated Principal Balance...........................................3
Available Funds..............................................................3
[Bank].......................................................................3
Bond Account.................................................................3
Bond Register................................................................3
Bondholder...................................................................3
Bonds........................................................................3
Business Day.................................................................3
Business Trust Statute.......................................................3
Certificate Account..........................................................3
Certificate of Trust.........................................................3
Certificate Register.........................................................3
Certificate Registrar........................................................3
Certificateholder or Holder..................................................4
Certificateholder Funds......................................................4
Class........................................................................4
Class A-1 Bonds..............................................................4
Class A-2 Bonds..............................................................4
Class B Bonds................................................................4
Class C Bonds................................................................4
Class D Bonds................................................................4
Class E Bonds................................................................4
Class F Bonds................................................................4
Class [P] Certificate........................................................4
Class [R] Certificate........................................................4
Class [XS] Certificate.......................................................4
Closing Date.................................................................5
Code.........................................................................5


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Collection Account...........................................................5
Collection Period............................................................5
Corporate Trust Office.......................................................5
Cut-off Date.................................................................5
Depositor....................................................................5
Deposit Trust Agreement......................................................5
Depository...................................................................5
Depository Representation Letter.............................................5
Eligible Trustee.............................................................5
ERISA........................................................................5
General Administration Agreement.............................................6
General Administration Fee...................................................6
General Administrator........................................................6
Governmental Authority.......................................................6
Indenture....................................................................6
Indenture Trustee............................................................6
Indenture Trustee Fee........................................................6
IRS..........................................................................6
Lien.........................................................................6
Mortgage.....................................................................6
Mortgage Loan................................................................6
Mortgage Loan Documents......................................................6
Mortgage Loan Purchase Agreement.............................................8
Mortgage Note................................................................8
Mortgage Loan Seller.........................................................8
Mortgaged Property...........................................................8
Mortgagor....................................................................8
1933 Act.....................................................................8
1940 Act.....................................................................8
Officers' Certificate........................................................8
Operative Agreements.........................................................8
Opinion of Counsel...........................................................8
Overcollateralization Amount.................................................8
Owner Trust Certificates.....................................................9
Owner Trustee................................................................9
Owner Trustee Fee............................................................9
Payment Date.................................................................9
Percentage Interest..........................................................9
Person.......................................................................9
QIB..........................................................................9
QRS..........................................................................9
Rating Agency................................................................9
Record Date..................................................................9


                                      ii
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                                                                          ----

REIT.........................................................................9
REO Loan.....................................................................9
REO Property.................................................................9
Responsible Officer.........................................................10
Standard Indenture Provisions...............................................10
Terms Indenture.............................................................10
Trust.......................................................................10
Trust Estate................................................................10
UCC Financing Statement.....................................................10
Underwriting Agreement......................................................11
Underwriter(s)..............................................................11
Uniform Commercial Code.....................................................11
Voting Rights...............................................................11

                                  ARTICLE II

             AUTHORITY TO EXECUTE AND PERFORM VARIOUS DOCUMENTS;
                        DECLARATION OF BUSINESS TRUST

SECTION 2.1       Declaration of Business Trust.............................12
SECTION 2.2       Transfer of Trust Estate to Owner Trustee.................12
SECTION 2.3       Authority to Execute and Perform Various Documents........14
SECTION 2.4       Execution and Delivery of Owner Trust Certificates........14
SECTION 2.5       Activities of the Trust...................................15

                                 ARTICLE III

                     ESTABLISHMENT OF CERTIFICATE ACCOUNT

SECTION 3.1       Establishment of Certificate Account; Deposits in
                    Certificate Account.....................................17
SECTION 3.2       Permitted Withdrawals From the Certificate Account........17

                                  ARTICLE IV

                    RECEIPT, DISTRIBUTION AND APPLICATION
                       OF INCOME FROM THE TRUST ESTATE

SECTION 4.1       Distribution of Payments..................................18
SECTION 4.2       Payments..................................................18
SECTION 4.3       Statements to Certificateholders..........................20


                                     iii
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                                                                          Page
                                                                          ----

SECTION 4.4       Access to Certain Documentation and Information...........21
SECTION 4.5       Compliance with Withholding Requirements..................21

                                  ARTICLE V

                         DUTIES OF THE OWNER TRUSTEE

SECTION 5.1       Notice of Certain Events; Action by the Owner Trustee.....22
SECTION 5.2       Distribution of Reports...................................22
SECTION 5.3       Action Required Only if Owner Trustee is Indemnified......22
SECTION 5.4       No Duties Except as Specified in Deposit Trust Agreement
                    or Instructions.........................................22

                                  ARTICLE VI

                              THE OWNER TRUSTEE

SECTION 6.1       Acceptance of Trust and Duties............................24
SECTION 6.2       Limited Representations or Warranties of the Owner
                    Trustee.................................................24
SECTION 6.3       Trust Accounts............................................25
SECTION 6.4       Reliance; Advice of Counsel...............................25
SECTION 6.5       Not Acting in Individual Capacity.........................26
SECTION 6.6       Books and Records; Tax Election...........................26

                                 ARTICLE VII

               COMPENSATION, REIMBURSEMENT AND INDEMNIFICATION
                             OF THE OWNER TRUSTEE

SECTION 7.1       Compensation of the Owner Trustee.........................27
SECTION 7.2       Reimbursement and Indemnification of the Owner Trustee....27
SECTION 7.3       Not Obligations of the Trust..............................28

                                 ARTICLE VIII

                    TERMINATION OF DEPOSIT TRUST AGREEMENT

SECTION 8.1       Termination...............................................29
SECTION 8.2       Further Assurances by the Owner Trustee upon Termination..29


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                                                                          Page
                                                                          ----

SECTION 8.3       Insolvency of a Certificateholder.........................29

                                  ARTICLE IX

                 SUCCESSOR OWNER TRUSTEES, CO-OWNER TRUSTEES
                         AND SEPARATE OWNER TRUSTEES

SECTION 9.1       Resignation of the Owner Trustee; Appointment of Successor30
SECTION 9.2       Co-Trustees and Separate Trustees.........................31
SECTION 9.3       Notice....................................................31

                                  ARTICLE X

                          SUPPLEMENTS AND AMENDMENTS

SECTION 10.1      Supplements and Amendments................................32
SECTION 10.2      Limitation on Amendments..................................32
SECTION 10.3      Additional Amendment Provisions...........................32

                                  ARTICLE XI

                       REPRESENTATIONS, WARRANTIES AND
                          COVENANTS OF THE DEPOSITOR

SECTION 11.1      Representations and Warranties of the Depositor...........34
SECTION 11.2      Accrued Interest, Etc.....................................35
SECTION 11.3      Additional Covenants of the Depositor.....................35

                                 ARTICLE XII

                    TRANSFER OF INTEREST OF THE DEPOSITOR

SECTION 12.1      Registration of Transfer and Exchange of Owner Trust
                    Certificates............................................37
SECTION 12.2      Mutilated, Destroyed, Lost or Stolen Owner Trust
                    Certificates............................................39
SECTION 12.3      Persons Deemed Owners.....................................39
SECTION 12.4      Access to Names and Addresses.............................39
SECTION 12.5      Actions of Certificateholders.............................40
SECTION 12.6      Transferee's Agreement....................................40


                                      v
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                                                                          Page
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                                 ARTICLE XIII

                                MISCELLANEOUS

SECTION 13.1      No Legal Title to Trust Estate in the Certificateholder...41
SECTION 13.2      Action by the Owner Trustee is Binding....................41
SECTION 13.3      Limitation on Rights of Others............................41
SECTION 13.4      Notices...................................................41
SECTION 13.5      Severability..............................................42
SECTION 13.6      Limitation on the Depositor's and the Certificateholders'
                    Respective Liability....................................42
SECTION 13.7      Separate Counterparts.....................................42
SECTION 13.8      Successors and Assigns....................................42
SECTION 13.9      Headings..................................................43
SECTION 13.10     Governing Law.............................................43
SECTION 13.11     Administration of Trust...................................43
SECTION 13.12     Performance by the Depositor or the General Administrator.43
SECTION 13.13     Conflict with Indenture and Servicing and Administration
                    Agreement...............................................43
SECTION 13.14     No Implied Waiver.........................................43
SECTION 13.15     Third Party Beneficiary...................................43
SECTION 13.16     References................................................43
SECTION 13.17     Streit Act................................................44


      Schedule I        -     Mortgage Loan Schedule

      Exhibit A-1       -     Form of Class [P] Certificate
      Exhibit A-2       -     Form of Class [XS] Certificate
      Exhibit A-3       -     Form of Class [R] Certificate

                            DEPOSIT TRUST AGREEMENT

            DEPOSIT TRUST AGREEMENT, dated as of ________________, 199_, between CRIIMI MAE CMBS CORP., a Delaware corporation, as Depositor and initial holder of the Owner Trust Certificates, and _________________________, a ____________________, as Owner Trustee.

                             PRELIMINARY STATEMENT

            The Depositor (as defined herein) desires to form the trust to be created hereby (the "Trust") for the purpose of (i) accepting from the Depositor, and holding for the benefit of the Holders (as defined herein) of the Owner Trust Certificates (as defined herein), the Trust Estate (as defined herein), (ii) issuing pursuant to the Indenture nonrecourse Collateralized Mortgage Obligations, Series 199_-__ (the "Bonds"), in [seven] classes designated as the "Class A-1 Bonds", the "Class A-2 Bonds", the "Class B Bonds", the "Class C Bonds", the "Class D Bonds", the "Class E Bonds" and the "Class F Bonds", respectively, and secured by, among other things, a lien on the Mortgage Loans (as defined herein), and distributing to the Depositor the Bonds or the proceeds from the sale thereof, (iii) issuing Owner Trust Certificates in three classes designated as the "Class [P] Certificates", the "Class [XS] Certificates" and the "Class [R] Certificates", respectively, collectively evidencing the entire beneficial ownership interest in the Trust, (iv) consummating certain transactions contemplated by, and performing its obligations under, the Operative Agreements, and (v) engaging in certain activities incidental to the foregoing.

            _________________________, a ________________________________, is
willing to act as trustee hereunder (in its individual capacity, the "[Bank]", and solely in its capacity as owner trustee hereunder, with its successors in interest in such capacity and its permitted assigns, the "Owner Trustee") and to accept the trust created hereby.

            In consideration of the premises and of the mutual agreements herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

            All capitalized terms used herein and not otherwise defined, unless the context otherwise requires, shall have the meanings set forth below or, if not defined below, in the Indenture. (In the event that a capitalized term used herein is defined both in this Deposit Trust Agreement and in the Indenture, the definition appearing herein shall control.)

            "Accrued Bond Interest" shall mean interest accrued and payable on the Bonds from time to time in accordance with the terms of the Indenture.

            "Accrued Certificate Interest" shall mean: with respect to the Class [P] Certificates for any Payment Date, one month's interest (calculated on the basis of a 360-day year consisting of twelve 30-day months) at _____% per annum on the Aggregate Certificate Principal Balance of the Class [P] Certificates immediately prior to the related Payment Date; and with respect to the Class [XS] Certificates for any Payment Date, the excess, if any, of (a) the aggregate of all payments received on the Mortgage Loans during the related Collection Period that are allocable to interest thereon, over (b) the aggregate of (i) all Accrued Bond Interest payable on the Bonds and all Accrued Certificate Interest payable on the Class [P] Certificates on such Payment Date and (ii) any unpaid Administrative Expenses due as of such Payment Date.

            "Administrative Expenses" shall mean the Indenture Trustee Fee, the Owner Trustee Fee and the General Administration Fee and the ongoing fees of the Rating Agencies payable under the Indenture.

            "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the meaning of "control".

            "Agent" shall mean any agent or attorney of the Owner Trustee appointed by the Owner Trustee to execute one or more of the trusts or powers hereunder.

            "Aggregate Certificate Principal Balance" shall mean, with respect to the Class [P] Certificates, as of any date of determination, the then aggregate principal balance of all Class [P] Certificates. The initial Aggregate Certificate Principal Balance of the Class [P] Certificates shall be $_______________. The Aggregate Certificate Principal Balance of the Class [P] Certificates shall be reduced on each Payment Date by the amount of any payments of principal made thereon on such date pursuant to Section 4.2, and shall be further reduced on each Payment Date by the amount, if any, that the Aggregate Certificate Principal Balance of the Class [P] Certificates immediately following the payments of principal to be made on such Owner Trust Certificates on such Payment

Date, exceeds the Overcollateralization Amount that will be outstanding immediately following such Payment Date.

            "Aggregate Stated Principal Balance" shall mean as of any date of determination, the then aggregate scheduled unpaid principal balance of all the Mortgage Loans (and any successor REO Loans), calculated as set forth in the Servicing and Administration Agreement.

            "Assignment of Leases" shall mean with respect to any Mortgaged Property, any assignment of leases, rents and profits or similar document executed by the Mortgagor in connection with the origination of the related Mortgage Loan.

            "Available Funds" shall have the meaning assigned to such term in the Indenture.

            "[Bank]" shall have the meaning assigned to that term in the preliminary statement above.

            "Bond Account" shall mean the segregated trust account established in the name of the Indenture Trustee pursuant to Section [13] of the Terms Indenture and Section [8.02] of the Standard Indenture Provisions.

            "Bond Register" shall mean the register of Bonds maintained pursuant to the Indenture.

            "Bondholder" shall mean those Persons holding the Bonds from time to time as shown on the Bond Register maintained under the Indenture.

            "Bonds" shall have the meaning assigned to that term in the preliminary statement above.

            "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, _____________, _______________ or any other city specified in the definition of Business Day in the Indenture, are authorized or obligated by law or executive order to be closed.

            "Business Trust Statute" shall have the meaning assigned to that term in Section 2.1.

            "Certificate Account" shall mean the segregated trust account established in the name of the Owner Trustee pursuant to Section 3.1 of this Deposit Trust Agreement.

            "Certificate of Trust" shall have the meaning assigned to that term in Section 2.1.

            "Certificate Register" and "Certificate Registrar" shall mean the register of Owner Trust Certificates maintained, and the registrar appointed, respectively, pursuant to Section 12.1.

            "Certificateholder" or "Holder" shall mean, with respect to any Owner Trust Certificate, the Person in whose name such Owner Trust Certificate is registered on the Certificate Register. Initially, the Depositor shall be the sole Holder of all the Owner Trust Certificates.

            "Certificateholder Funds" shall mean, with respect to any Payment Date, an amount equal to all amounts on deposit in the Certificate Account as of the commencement of business on such Payment Date, net of (i) any amounts payable or reimbursable to the Owner Trustee from the Certificate Account pursuant to Sections 7.2 hereunder and (ii) any amounts deposited in the Certificate Account in error.

            "Class" shall mean all of the Owner Trust Certificates or Bonds, as the case may be, having the same alphabetical and/or numerical class designation.

            "Class A-1 Bonds" shall mean the Bonds so designated under the Indenture and issued pursuant thereto.

            "Class A-2 Bonds" shall mean the Bonds so designated under the Indenture and issued pursuant thereto.

            "Class B Bonds" shall mean the Bonds so designated under the Indenture and issued pursuant thereto.

            "Class C Bonds" shall mean the Bonds so designated under the Indenture and issued pursuant thereto.

            "Class D Bonds" shall mean the Bonds so designated under the Indenture and issued pursuant thereto.

            "Class E Bonds" shall mean the Bonds so designated under the Indenture and issued pursuant thereto.

            "Class F Bonds" shall mean the Bonds so designated under the Indenture and issued pursuant thereto.

            "Class [P] Certificate" shall mean any of the Owner Trust Certificates with a "Class [P]" designation on the face thereof, executed by the Owner Trustee and authenticated by the Certificate Registrar, substantially in the form of Exhibit A-1 attached hereto.

            "Class [R] Certificate" shall mean any of the Owner Trust Certificates with a "Class [R]" designation on the face thereof, executed by the Owner Trustee and authenticated by the Certificate Registrar, substantially in the form of Exhibit A-3 attached hereto.

            "Class [XS] Certificate" shall mean any of the Owner Trust Certificates with a "Class [XS]" designation on the face thereof, executed by the Owner Trustee and authenticated by the Certificate Registrar, substantially in the form of Exhibit A-2 attached hereto.

            "Closing Date" shall mean ___________________, 199_.

            "Code" shall mean the Internal Revenue Code of 1986.

            "Collection Account" shall have the meaning assigned to such term in the Servicing and Administration Agreement.

            "Collection Period" shall mean, with respect to any Payment Date, the period commencing on and including the prior Payment Date (or, in the case of the initial Payment Date, commencing on and including _________________, 199_) and ending on the day prior to the related Payment Date.

            "Corporate Trust Office" shall mean the principal corporate trust office of the Owner Trustee at which, at any particular time, its corporate trust business is administered, which office at the date hereof is located at the address of the Owner Trustee set forth in Section 13.4.

            "Cut-off Date" shall mean ______________, 199_.

            "Depositor" shall mean CRIIMI MAE CMBS Corp., a Delaware corporation, and its successors in interest.

            "Deposit Trust Agreement" shall mean this Deposit Trust Agreement, as the same may be amended or supplemented from time to time.

            "Depository" shall have the meaning assigned thereto in the Indenture.

            "Depository Representation Letter" shall mean the Letter of Representations dated ______________, 199_ among the Trust, the Indenture Trustee and initial Depository in connection with the issuance of the Class A-1, Class A-2, Class B, Class C and Class D Bonds.

            "Eligible Trustee" shall mean a bank (within the meaning of Section 2(a)(5) of the 1940 Act) that meets the requirements of Section 26(a)(1) of the 1940 Act, that is not an Affiliate of the Depositor or an Affiliate of any Person involved in the organization or operation of the Depositor, that is organized and doing business under the laws of any state or the United States of America, that is authorized under such laws to exercise corporate trust powers and to accept the trust conferred under this Deposit Trust Agreement, that has a combined capital and surplus and undivided profits of at least [$100,000,000] and that is subject to supervision or examination by federal or state authority. If such bank publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this definition the combined capital, surplus and undivided profits of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

            "General Administration Agreement" shall mean the general administration agreement, dated as of _________________, 199_, among the Owner Trustee (on behalf of the Trust) and the General Administrator, pursuant to which the General Administrator is required to perform various obligations of the Trust under the Indenture.

            "General Administration Fee" shall mean the monthly fee payable to the General Administrator as provided in the General Administration Agreement.

            "General Administrator" shall mean the Person acting as the "General Administrator" from time to time under the General Administration Agreement, which initially shall be ___________________.

            "Governmental Authority" shall mean any government, or any commission, authority, board, agency, division, subdivision or any court or tribunal of the government, of the United States of America or of any state, territory, city, municipality, county or town thereof or of the District of Columbia, or of any foreign jurisdiction, including the employees or agents thereof.

            "Indenture" shall mean the Terms Indenture as it incorporates by reference the Standard Indenture Provisions.

            "Indenture Trustee" shall mean_____________________________________, in its capacity as trustee under the Indenture, or its successor in interest, or any successor trustee appointed as provided in the Indenture.

            "Indenture Trustee Fee" shall mean the monthly fee payable to the Indenture Trustee as provided in the Indenture.

            "IRS" shall mean the Internal Revenue Service.

            "Lien" shall mean any lien, pledge, encumbrance or security interest on or in any particular asset or property.

            "Mortgage" shall mean a mortgage, deed of trust, deed to secure debt or similar document that secures a Mortgage Note and creates a Lien on a Mortgaged Property.

            "Mortgage Loan" shall mean each of the mortgage loans listed on the Mortgage Loan Schedule attached hereto as Schedule I and from time to time held in the Trust Estate. The term "Mortgage Loan" shall include the related Mortgage Loan Documents.

            "Mortgage Loan Documents" shall mean with respect to any Mortgage Loan, the following documents:

            (i) the original executed Mortgage Note, endorsed "Pay to the order of ______________, as trustee under the Indenture, dated as of _____, 199_, for the registered holders of CRIIMI MAE Commercial Mortgage Trust [I], Collateralized Mortgage Obligations, Series 199__-___, without recourse";

            (ii) an original or copy of the Mortgage and of any intervening assignments thereof that precede the assignment referred to in clause (iv) of this definition, in each case (unless such document has not yet been returned from the applicable recording office) with evidence of recording indicated thereon;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and of any intervening assignments thereof that precede the assignment referred to in clause (v) of this definition, in each case (unless such document has not yet been returned from the applicable recording office) with evidence of recording indicated thereon;

            (iv) an original executed assignment of the Mortgage, in favor of _______________, as trustee under the Indenture, dated as of
                  ____, 199_, for the registered holders of CRIIMI MAE Commercial Mortgage Trust [I], Collateralized Mortgage Obligations, Series 199__-___, in recordable form;

            (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in favor of ________________, as trustee under the Indenture, dated as of ____, 199_, for the registered holders of CRIIMI MAE Commercial Mortgage Trust [I], Collateralized Mortgage Obligations, Series 199__-___, in recordable form;

            (vi) originals or copies of any written modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified;

            (vii) the original or a copy of the policy or certificate of lender's title insurance issued on the date of the origination of such Mortgage Loan, or, if such policy has not been issued, an irrevocable, binding commitment to issue such title insurance policy; and

           (viii) filed copies of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Mortgage Loan Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Mortgage Loan Seller on record with the applicable public office for UCC Financing Statements, an original UCC-2 or UCC-3, as appropriate, in favor of _______________, as trustee under the Indenture, dated as of ____, 199_, for the registered holders of CRIIMI MAE Commercial Mortgage Trust [I], Collateralized Mortgage Obligations, Series 199__-___;

            "Mortgage Loan Purchase Agreement" shall mean that certain Mortgage Loan Purchase and Sale Agreement, dated as of _____, 199_, between the Depositor and the Mortgage Loan Seller, pursuant to which the Depositor acquired the Mortgage Loans.

            "Mortgage Note" shall mean the original executed note evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any rider, addendum or amendment thereto, or any renewal, substitution or replacement of such note.

            "Mortgage Loan Seller" shall mean _____________________________ or its successor in interest.

            "Mortgaged Property" shall mean a property subject to the Lien of a Mortgage.

            "Mortgagor" shall mean the obligor or obligors on a Mortgage Note, including without limitation, any Person that has acquired the related Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note.

            "1933 Act" shall mean the Securities Act of 1933, as amended.

            "1940 Act" shall mean the Investment Company Act of 1940, as amended.

            "Officers' Certificate" shall mean a certificate signed on behalf of the applicable entity by two officers, one of whom shall be any of the Chairman of the Board, the Vice Chairman of the Board, the President, any Vice President or Managing Director, an Assistant Vice President or any other authorized officer (however denominated) and the other of whom shall be any of the Treasurer, the Secretary, one of the Assistant Treasurers or Assistant Secretaries, or, in either case, another officer customarily performing functions similar to those performed by any of the above designated officers or, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            "Operative Agreements" shall mean, collectively, this Deposit Trust Agreement, the Owner Trust Certificates, the Indenture, the Bonds, the General Administration Agreement, the Servicing and Administration Agreement, the Mortgage Loan Purchase Agreement, the Mortgage Loans, the Depository Representation Letter and the Purchase Agreement, as each of them may, from time to time, be amended or supplemented.

            "Opinion of Counsel" shall mean a written opinion of counsel, who may, without limitation, but subject to the requirements of the Indenture, be employees or other counsel for the Depositor which are reasonably acceptable to the Owner Trustee. The cost of such opinion shall be born by the Depositor.

            "Overcollateralization Amount" shall mean, as of any date of determination, the amount, if any, by which the then Aggregate Stated Principal Balance exceeds the then aggregate principal amount of all the Bonds.

            "Owner Trust Certificates" shall mean the Class [P], Class [XS] and Class [R] Certificates issued hereunder.

            "Owner Trustee" shall have the meaning assigned to that term in the preliminary statement above.

            "Owner Trustee Fee" shall be an amount set forth in the Fee Agreement, dated as of _______________, 199_, between the Bank and the Depositor.

            "Payment Date" shall mean the ____ day [(or, in the case of February, the 28th day)] of each month or, if any such day is not a Business Day, then the next succeeding Business Day, commencing in ____________, 199_.

            "Percentage Interest" shall mean, with respect to any Owner Trust Certificate, the percentage interest in the related Class evidenced by such Owner Trust Certificate as specified on the face thereof.

            "Person" shall mean any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "QIB" shall mean a qualified institutional buyer within the meaning of Rule 144A under the 1933 Act.

            "QRS" shall mean a qualified REIT subsidiary within the meaning of
Section 856(i) of the Code.

            "Rating Agency" shall have the meaning assigned to such term in the Indenture.

            "Record Date" shall mean, with respect to any Class of Owner Trust Certificates for any Payment Date, the _____ Business Day preceding such Payment Date.

            "REIT" shall mean a real estate investment trust within the meaning of Section 856(a) of the Code.

            "REO Loan" shall mean the mortgage loan deemed to be outstanding with respect to each REO Property as set forth in the Servicing and Administration Agreement.

            "REO Property" shall mean a Mortgaged Property acquired pursuant to the Servicing and Administration Agreement on behalf of the Indenture Trustee for the benefit of the Bondholders and, subject to the Lien of the Indenture, the Trust, through foreclosure or acceptance of a deed in lieu of foreclosure or otherwise in accordance with applicable law in connection with the default or imminent default of Mortgage Loan.

            "Responsible Officer" shall mean any officer of the Owner Trustee assigned to the Corporate Trust Office with direct responsibility for the administration of this Deposit Trust Agreement and also, with respect to a particular matter, any officer of the Owner Trustee employed within the Corporate Trust Office, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and, in the case of any certification required to be signed by a Responsible Officer, such an officer whose name appears on a list of corporate trust officers furnished to the Depositor and the Indenture Trustee by the Owner Trustee, as such list may from time to time be amended.

            "Standard Indenture Provisions" shall mean the Depositor's Standard Indenture Provisions, dated as of ______, 199__.

            "Terms Indenture" shall mean that certain Terms Indenture dated as of _______, 199__, between the Trust and Indenture Trustee.

            "Trust" shall mean the trust established under this Deposit Trust Agreement.

            "Trust Estate" shall mean the corpus of the trust created as of the Closing Date and to be administered hereunder, consisting of: all the estate, right, title and interest of the Depositor in, to and under (a)(i) the Mortgage Loans as from time to time are subject to this Deposit Trust Agreement and all payments thereon and proceeds thereof received or receivable after the Cut-off Date (other than payments of principal and interest due and payable on the Mortgage Loans on or prior to the Cut-off Date and any principal prepayment received on or prior to the Cut-off Date), together with all documents, escrow payments and reserve funds delivered or caused to be delivered hereunder with respect to such Mortgage Loan, including, without limitation, the Mortgage Loan Documents and the Servicing File related to each Mortgage Loan, (ii) any REO Property acquired in respect of a Mortgage Loan, (iii) such funds or assets as from time to time deposited in the Collection Account and any other accounts maintained pursuant to the Servicing and Administration Agreement and all reinvestment earnings on such amounts, and all the Depositor's right, title and interest in and to the proceeds of any title, hazard or other insurance policies related to the Mortgage Loans and maintained pursuant to the Mortgage Loan Documents and the Servicing and Administration Agreement, and (iv) the rights of the Depositor under Sections _____ of the Mortgage Loan Purchase Agreement, (b) the Operative Agreements (i) to which the Depositor is a party or (ii) of which the Depositor is a third party beneficiary, including the right to receive all income on the Mortgage Loans, (c) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and (d) all proceeds of every kind and nature whatsoever in respect thereof, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of the foregoing.

            "UCC Financing Statement" shall mean a financing statement executed and filed pursuant to the Uniform Commercial Code, as in effect in the relevant jurisdiction.

            "Underwriting Agreement" shall mean the underwriting agreement, dated _________________, 199_, between the Underwriter(s), as purchaser(s) of the Class A-1, Class A- 2, Class B, Class C and Class D Bonds, and the Depositor.

            "Underwriter(s)" shall mean [each of _______________________________
and] ___________________________________

            "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in any applicable jurisdiction.

            "Voting Rights" shall mean that portion of the voting rights of all the Owner Trust Certificates which is allocated to any particular Owner Trust Certificate. At all times during the term of this Deposit Trust Agreement, __% of the Voting Rights shall be allocated to the Holders of the Class [P] Certificates, _% of the Voting Rights shall be allocated to the Holders of the Class [XS] Certificates and _% of the Voting Rights shall be allocated to the Holders of the Class [R] Certificates. Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Owner Trust Certificates.

                                  ARTICLE II

              AUTHORITY TO EXECUTE AND PERFORM VARIOUS DOCUMENTS;
                         DECLARATION OF BUSINESS TRUST

            SECTION 2.1 Declaration of Business Trust. The Trust will be known as "CRIIMI MAE Commercial Mortgage Trust [I]," in which name the Owner Trustee may conduct the affairs of the Trust. The [Bank] is hereby appointed to hold and agrees to hold the Trust Estate as Owner Trustee in trust upon the terms and conditions and for the use and benefit of the Certificateholders as herein set forth.

            It is the intention of the parties hereto that the trust created by this Deposit Trust Agreement constitute a business trust under the Business Trust Statute and that this Deposit Trust Agreement constitute the governing instrument of such business trust. This Declaration of Business Trust is not intended to create a partnership or a joint-stock association. As soon as practicable after the date hereof, the Owner Trustee shall file the Certificate of Trust required by Section _____ of the Business Trust Statute, in the office of [applicable office] of the State of ___________ (the "Certificate of Trust"). Effective as of the date hereof, the Owner Trustee shall have all the rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust. For purposes of this Declaration of Business Trust, "Business Trust Statute" means [applicable law] as the same may be amended from time to time.

            SECTION 2.2 Transfer of Trust Estate to Owner Trustee.

            (a) Effective as of the date hereof, the Depositor does hereby contribute, sell, grant, assign, transfer, set-over and otherwise convey to, and deposit with, the Owner Trustee, and its successors, for the benefit of the Trust, until this Deposit Trust Agreement terminates pursuant to Section 8.1, the entire Trust Estate (including, without limitation, each and every item thereof as set forth in the definition of "Trust Estate"), such conveyance to be made in exchange for [the Bonds and] the Owner Trust Certificates.

            In connection with such transfer and assignment, the Depositor does hereby deliver or cause to be delivered to, and deposit or cause to be deposited with, the Owner Trustee (or, at the direction of the Owner Trustee on behalf of the Trust, to and with the Indenture Trustee on behalf of the Trust pursuant to the Indenture) each of the following documents or instruments relating to each Mortgage Loan:

            (i) the Mortgage Loan Documents;

            (ii) a UCC Financing Statement covering the Trust Estate, executed by the Depositor as debtor in favor of the Trust as secured party and the Indenture Trustee as its assignee; and

            (iii) all other items relating to the foregoing as may be reasonably requested by or on behalf of the Owner Trustee or the Indenture Trustee.

            (b) The conveyance of the Mortgage Loans, the related rights and property and all other assets constituting the Trust Estate by the Depositor as contemplated hereby is absolute and is intended by the parties to constitute an absolute contribution and transfer of the Mortgage Loans, such other related rights and all other assets constituting the Trust Estate by the Depositor to the Trust. It is, further, not intended that such conveyance be deemed to constitute a pledge of security for a loan. If, however, such conveyance is deemed to constitute a pledge of security for a loan, the Depositor intends that the rights and obligations of the parties to such loan shall be established pursuant to, and be governed by, the terms of this Deposit Trust Agreement. The Depositor also intends and agrees that, in such event, (i) this Deposit Trust Agreement shall constitute a security agreement under applicable law, (ii) the Depositor shall be deemed to have granted to the Owner Trustee on behalf of the Trust a first priority security interest in the Depositor's entire right, title and interest in and to the assets constituting the Trust Estate, (iii) the possession by the Owner Trustee on behalf of the Trust (or any subsequent assignee, including, without limitation, the Indenture Trustee) or its agent of the Mortgage Notes with respect to the Mortgage Loans and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or Person designated by such secured party for the purpose of perfecting such security interest under applicable law, and (iv) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Owner Trustee on behalf of the Trust (or any subsequent assignee, including, without limitation, the Indenture Trustee) for the purpose of perfecting such security interest under applicable law. The Depositor shall, to the extent consistent with this Deposit Trust Agreement, take or cause to be taken such reasonable actions, including the filing, as a precautionary filing, UCC Financing Statements on Form UCC-1 in all appropriate locations in the State of _____________ promptly following the issuance of the Bonds, such that, if this Deposit Trust Agreement were deemed to create a security interest in the Mortgage Loans and the other assets of the Trust Estate, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Deposit Trust Agreement.

            (c) The Owner Trustee, by its execution and delivery of this Deposit Trust Agreement, acknowledges the receipt by it of all assets delivered to it and included in the Trust Estate, in good faith and without notice of any adverse claim (except to the extent of the Lien thereon contemplated by the Indenture), and declares that it holds and will hold such assets, and all other assets hereafter delivered to it that constitute portions of the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

            (d) Except as expressly provided in Section 8.1, neither the Depositor nor any Certificateholder shall have any right to revoke or otherwise terminate the Trust established hereunder. Except as contemplated by the Indenture and as provided in Sections 4.2 and 8.1 hereof, the Owner Trustee shall not assign, sell, dispose of or transfer any interest in (or permit or cause the assignment, sale, disposition or transfer of any interest in), nor may the Depositor or any

Certificateholder withdraw from the Trust, any Mortgage Loan or other asset constituting the Trust Estate. Except as contemplated by the Indenture, the Owner Trustee shall not permit the Mortgage Loans or any other asset constituting the Trust Estate to be subjected to any lien, claim or encumbrance arising by, through or under the Owner Trustee or any Person claiming by, through or under the Owner Trustee.

            SECTION 2.3 Authority to Execute and Perform Various Documents. The Depositor hereby authorizes and directs the Owner Trustee or (in the case of tax administration matters, its agent) (i) to execute and deliver, as trustee for and on behalf of the Certificateholders, the Operative Agreements to which the Trust is a party and all other agreements, documents, instruments and certificates contemplated to be executed and delivered by the Trust pursuant to the Operative Agreements and, pursuant to the terms of the Indenture, to execute, issue and deliver the Bonds to the Indenture Trustee (each such Operative Agreement and the Bonds to be in the form approved by the Depositor);
(ii) to execute and deliver the Owner Trust Certificates to the Depositor; (iii) as and to the extent provided in the Indenture, to pledge the Trust Estate as security for repayment of the Bonds and, in connection therewith, to deliver (or cause to be delivered) to the Indenture Trustee each of the documents and instruments contemplated by the Granting Clause of the Terms Indenture; (iv) to take whatever action shall be required to be taken by the Owner Trustee by the terms of, and exercise its rights and perform its duties under, each of the documents, agreements, instruments and certificates referred to in clauses (i) through (iii) above as set forth in such documents, agreements, instruments and certificates; and (v) subject to the terms of this Deposit Trust Agreement, to take such other action in connection with the foregoing as the Certificateholders may from time to time direct.

            SECTION 2.4 Execution and Delivery of Owner Trust Certificates.

            (a) The Owner Trustee shall, on the date hereof, execute and cause to be authenticated and delivered to and upon the order of the Depositor, the Owner Trust Certificates in authorized denominations evidencing the entire beneficial ownership of the Trust. The Owner Trust Certificates will consist of [three] Classes designated as the "Class [P] Certificates", the "Class [XS] Certificates" and the "Class [R] Certificates". The rights of the respective Classes of Certificateholders to receive distributions from the proceeds of the Trust in respect of their Owner Trust Certificates, and all ownership interests of the respective Classes of Certificateholders in such distributions, shall be as set forth in this Deposit Trust Agreement.

            (b) The Owner Trust Certificates will be substantially in the respective forms attached hereto as Exhibits A-1 through A-3; provided that any of the Owner Trust Certificates may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Deposit Trust Agreement, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Owner Trust Certificates are admitted to trading, or to conform to general usage. The Owner Trust Certificates will be issuable in registered form only, in minimum denominations representing not less than a [25%] Percentage Interest in the relevant Class.

            (c) Each Owner Trust Certificate may be printed or in typewritten or similar form, and each Owner Trust Certificate shall, upon original issue, be executed by the Owner Trustee and authenticated by the Certificate Registrar and delivered to or upon the order of the Depositor. All Owner Trust Certificates shall be executed by manual or facsimile signature on behalf of the Trust by an authorized officer of the Owner Trustee, not individually, but solely as Owner Trustee hereunder. Owner Trust Certificates bearing the signatures of individuals who were at any time the proper officers of the Owner Trustee shall bind the Owner Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Owner Trust Certificates or did not hold such offices at the date of such Owner Trust Certificates. No Owner Trust Certificates shall be entitled to any benefit under this Deposit Trust Agreement, or be valid for any purpose, unless there appears on such Owner Trust Certificate a certificate of authentication in the form set forth on the signature page of the form of Owner Trust Certificates attached as Exhibit A-1 through Exhibit A-3, executed by the Certificate Registrar by manual signature, and such certificate of authentication upon any Owner Trust Certificate shall be conclusive evidence, and the only evidence, that such Owner Trust Certificate has been duly authenticated and delivered hereunder. All Owner Trust Certificates shall be dated the date of their authentication.

            SECTION 2.5 Activities of the Trust. It is the intention of the parties hereto that the Trust shall not engage in any business or activities other than in connection with, or relating to, the purposes specified in Section
2.3. The operations of the Trust will be conducted in accordance with the following standards (and the Owner Trustee and the Depositor hereby agree to use their best reasonable efforts to cause the operations of the Trust to be conducted in accordance herewith):

            (i) The Trust will observe all procedures required by this Deposit Trust Agreement.

            (ii) Subject to Sections 5.1 and 5.4, the business and affairs of the Trust will be managed by or under the direction of the Owner Trustee. Except as otherwise expressly provided in this Deposit Trust Agreement, the Depositor will have no authority to act for, or to assume any obligation or responsibility on behalf of, the Trust.

            (iii) The Trust will keep correct and complete books and records of accounts and minutes of the meetings and other proceedings of its trustees, separate from those of the Depositor or any subsidiary, affiliate or separate account of the Depositor. Any such resolutions, agreements and other instruments will be continuously maintained as official records by the Trust.

            (iv) Each of the Depositor and the Trust will provide for its own operating expenses and liabilities from its own funds. General overhead and administrative expenses of the Trust will not be charged or otherwise allocated to the Depositor (except indirectly, insofar as the Depositor owns the Owner Trust Certificates) and such expenses of the Depositor will not be charged or otherwise allocated to the Trust.

            (v) The Trust will conduct its business under names or trade names so as not to mislead others as to the identity of the Trust. Without limiting the generality of the foregoing, all oral and written communications, including letters, invoices, contracts, statements, and applications will be made solely in the name of the Trust if related to the Trust. The Depositor and the Trust each will have separate stationery and other business forms.

            (vi) There will be no guarantees made by the Trust with respect to obligations of the Depositor. There will not be any indebtedness relating to borrowings or loans between the Trust and the Depositor.

            (vii) The Trust will act solely in its name and through its or the Owner Trustee's duly authorized officers or agents in the conduct of its business. The Trust will not: (a) operate or purport to operate as an integrated, single economic unit with respect to the Depositor or any other affiliated or unaffiliated entity; (b) seek or obtain credit or incur any obligation to any third party based upon the assets of the Depositor; or (c) induce any such third party to reasonably rely on the creditworthiness of the Depositor or any other affiliated or unaffiliated entity.

            (viii) The Trust will maintain its principal place of business in the State of ____________________.

            (ix) The Trust and the Depositor shall keep separate their respective funds and other assets and shall not commingle such funds and other assets with those of any other Affiliates thereof.

            (x) If and to the extent applicable, the Trust shall cause the preparation of financial statements that are separate from those of the Depositor and any other Affiliates (although the Trust's financial statements may be presented as part of the consolidated financial statements of an Affiliate).

            (xi) The Trust will not engage in any transaction with an Affiliate on any terms other than would be obtained in an arm's-length transaction with a non-Affiliate.

                                  ARTICLE III

                     ESTABLISHMENT OF CERTIFICATE ACCOUNT


            SECTION 3.1 Establishment of Certificate Account; Deposits in
                        Certificate Account.

            The Owner Trustee, for the benefit of the Certificateholders, shall establish and maintain one or more non-interest bearing trust accounts (collectively, the "Certificate Account"), entitled "______________________, in trust for the registered holders of CRIIMI MAE Commercial Mortgage Trust [I] Owner Trust Certificates" and held in trust by the Owner Trustee for the benefit of the Certificateholders. The Owner Trustee shall cause the following payments and collections to be deposited directly into the Certificate Account: (1) all distributions to the Trust as issuer of the Bonds received from the Indenture Trustee from time to time pursuant to Section [14] of the Terms Indenture; (2) any payments (if any) received on the Mortgage Loans from time to time after the Cutoff Date and remitted by the Master Servicer or the Special Servicer to the Owner Trustee on behalf of the Trust pursuant to Section ___ of the Servicing and Administration Agreement; and (3) any other amounts specifically required to be deposited in the Certificate Account hereunder. The foregoing requirements for deposit in the Certificate Account shall be exclusive.

            SECTION 3.2 Permitted Withdrawals From the Certificate Account. The Owner Trustee may from time to time withdraw funds from the Certificate Account for the following purposes:

            (i) to make payments on the Owner Trust Certificates in the amounts and in the manner provided for in Section 4.2 hereunder;

            (ii) to pay itself any unpaid Owner Trustee Fees, but only to the extent of amounts on deposit in the Certificate Account representing amounts received in respect of the Mortgage Loans;

            (iii) to reimburse or indemnify the Owner Trustee for expenses and other liabilities incurred by and reimbursable to the Owner Trustee, pursuant to Section 7.2 hereunder, except as otherwise provided in such section; and

            (iv) to clear and terminate the Certificate Account upon the termination of this Deposit Trust Agreement.

            On each Payment Date, the Owner Trustee shall withdraw all funds from the Certificate Account and shall use such funds withdrawn from the Certificate Account only for the purposes described in this Section 3.2 and
Section 4.2 hereunder.

                                  ARTICLE IV

                     RECEIPT, DISTRIBUTION AND APPLICATION
                        OF INCOME FROM THE TRUST ESTATE

            SECTION 4.1 Distribution of Payments.

            (a) In the event that, following the [Cut-off Date] and prior to the Lien on the Trust Estate under the Indenture having been discharged and released, any payments on account of the Mortgage Loans are received directly (rather than through the Indenture Trustee) by the Owner Trustee, the Depositor or a Certificateholder (other than payments described in clause (2) of Section 3.1), the Person so receiving such payment shall, promptly upon receipt, deliver such payment over to the Indenture Trustee without deduction, set-off or adjustment of any kind.

            (b) The parties hereto acknowledge that pursuant to the terms of the Indenture, after payment by the Indenture Trustee of all required payments on the Bonds on each Payment Date, the remaining Available Funds in the Bond Account are required to be remitted by the Indenture Trustee to the Trust. The Owner Trustee may direct the Indenture Trustee to distribute such remaining Available Funds on any such Payment Date in a manner consistent with Sections
3.2 and 4.2 (as if such remaining Available Funds were on deposit in the Certificate Account); and, in connection therewith, such remaining Available Funds shall be deemed to have been deposited in the Certificate Account and subsequently withdrawn to make such distributions.

            SECTION 4.2 Payments.

            (a) On each Payment Date (or, if the payments from the Indenture Trustee on such Payment Date contemplated by Section 4.1(b) shall have been received after 2:00 p.m., New York City time on such Payment Date, as soon as practically possible, but in no event more than one Business Day, following receipt), the Owner Trustee (or its Agent) shall withdraw from the Certificate Account all Certificateholder Funds then on deposit therein, and the Owner Trustee (or its Agent) shall pay such Certificateholder Funds to the respective Classes of Certificateholders for the following purposes and in the following order, in each case to the extent of remaining available funds:

            (i) to the Holders of the Class [P] Certificates and the Holders of the Class [XS] Certificates in respect of interest, pro rata based on entitlement, up to an amount equal to all Accrued Certificate Interest in respect of each such Class of Owner Trust Certificates for the related Payment Date and, to the extent not previously paid, for all prior Payment Dates;

            (ii) if all the Bonds have been retired, to the Holders of the Class [P] Certificates in respect of principal, up to an amount equal to the Aggregate Certificate Principal Amount of the Class [P] Certificates immediately prior to such Payment Date; and

            (iii) to the Holders of the Class [R] Certificates, in an amount equal to the remaining portion, if any, of the Certificateholder Funds for such Payment Date.

            Payments made after the Payment Date on which they were scheduled to be made as permitted by the parenthetical in the first sentence of this Section 4.2(a), shall be deemed to have been made on such Payment Date.

            (b) All payments made with respect to any Class of Owner Trust Certificates on any Payment Date shall be allocated pro rata among the Certificates of such Class based upon their respective Percentage Interests. Payments to the Certificateholders on each Payment Date will be made to the Certificateholders of record on the related Record Date. Payments to any Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Owner Trustee in writing at least five (5) Business Days prior to the related Record Date and if such Certificateholder is the registered owner of Owner Trust Certificates representing at least a [331/3%] Percentage Interest in any Class thereof, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Final payment on each Owner Trust Certificate will be made in like manner, but only upon presentment and surrender of such Owner Trust Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final payment.

            (c) Whenever the Owner Trustee expects that the final payment with respect to the Certificates will be made on the next Payment Date, whether in connection with the final payment or other liquidation of the last remaining Mortgage Loan or REO Property or upon a termination of the Trust at the direction of the Certificateholders in accordance with Section 8.1, the Owner Trustee (or its Agent) shall mail to each Holder on such date of the Owner Trust Certificates a notice to the effect that:

            (i) the Owner Trustee expects that the final payment with respect to the Owner Trust Certificates will be made on such Payment Date but only upon presentation and surrender of the Owner Trust Certificates at the office of the Owner Trustee therein specified, and

            (ii) no interest shall accrue on the Owner Trust Certificates from and after such Payment Date.

Upon presentation and surrender of the Owner Trust Certificates by the Certificateholders on the final Payment Date in respect of the Owner Trust Certificates, the Owner Trustee shall distribute to the Certificateholders the amounts otherwise distributable on such Payment Date pursuant to Section 4.2(a). Any funds not distributed on such Payment Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders. If any Owner Trust Certificate, as to which notice has been given pursuant to this
Section 4.2(c) shall not have been surrendered for cancellation within six (6) months after the time specified in such notice, the Owner Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Owner Trust Certificates for cancellation in order to receive, from such funds held, the final payment with respect thereto. If within one year after the second notice any Owner Trust Certificate shall not have been surrendered for cancellation, the Owner Trustee shall directly or through an agent, take reasonable steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Owner Trust Certificates shall not have been surrendered for cancellation, the Owner Trustee shall segregate all amounts distributable to the Holders thereof and shall thereafter hold such amounts uninvested for the benefit of such Holders. No interest shall accrue or be payable to any Certifi cateholder on any amount held as a result of such Certificateholder's failure to surrender its Owner Trust Certificates for final payment thereof in accordance with this Section 4.2(c).

            SECTION 4.3 Statements to Certificateholders. On each Payment Date, the Owner Trustee (or its Agent) shall prepare, and shall forward by mail, a statement to each Certificateholder, to the Depositor and to the Rating Agencies setting forth:

            (i)   the amount of the Certificateholder Funds for such Payment
                  Date;

            (ii) the aggregate amounts of interest and principal paid to the Holders of the Class [P] Certificates and to the Holders of the Class [XS] Certificates on such Payment Date;

            (iii) the aggregate amount of any distributions to the Holders of the Class [R] Certificates on such Payment Date;

            (iv) the Aggregate Certificate Principal Balance of the Class [P] Certificates after giving effect to payments of principal and other reductions in respect of the Aggregate Certificate Principal Balance of such Owner Trust Certificates (all in accordance with the definition of "Aggregate Certificate Principal Balance") on such Payment Date; and

            (v) the amount of the Owner Trustee Fees received by the Owner Trustee following the preceding Payment Date and any unpaid Owner Trustee Fees then due and owing to the Owner Trustee.

            In addition, the Owner Trustee promptly (and, in any event, within five (5) Business Days of receipt) will furnish to Certificateholders and the Depositor copies of any notices, statements, reports or other communications received by the Owner Trustee on behalf of the Trust as issuer of the Bonds or as owner of the Mortgage Loans, including, without limitation, any such notices, statements, reports or other communications relating to the Bonds, the Indenture, the Mortgage Loans, the Servicing and Administration Agreement or the other assets of the Trust Estate.

            On or before March 31st of each calendar year, beginning with calendar year 199_, the Owner Trustee (or its Agent) shall prepare, or cause to be prepared, and deliver, or cause to be delivered, by first class mail to each Person who at any time during the previous calendar year was a Certificateholder of record a statement containing the information required to be contained in the regular monthly report to Certificateholders, as set forth in clause (ii) or clause (iii), as applicable, above aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Owner Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Owner Trustee pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.

            SECTION 4.4 Access to Certain Documentation and Information. The Owner Trustee shall provide to the Certificateholders access to [all] reports, documents and records maintained by the Owner Trustee in respect of its duties hereunder, such access being afforded without charge but only upon reasonable written request and during normal business hours at offices designated by the Owner Trustee.

            SECTION 4.5 Compliance with Withholding Requirements. In the event that the Owner Trustee is required (whether on liquidation of the Trust or otherwise) to make payments to the Depositor or the Certificateholders, notwithstanding any other provisions of this Deposit Trust Agreement, the Owner Trustee (or its Agent) shall comply with all federal withholding requirements with respect to payments to the Depositor or the Certificateholders that the Owner Trustee reasonably believes are applicable under the Code. The consent of the Depositor or the Certificateholders, as the case may be, shall not be required for any such withholding. The parties hereto understand and agree that the Owner Trustee shall not be required to increase the amount of any such payments to adjust or compensate for the amount of such withholding (or any other amounts).

                                   ARTICLE V

                          DUTIES OF THE OWNER TRUSTEE

            SECTION 5.1 Notice of Certain Events; Action by the Owner Trustee.

            (a) Whenever the Owner Trustee, on behalf of the Trust as issuer of the Bonds or as owner of the Mortgage Loans, is requested or, as to any particular matter, notified of its authority, by any Person, to take any action or to give any consent, approval or waiver that it is entitled to take or give on behalf of the Trust in such capacity, the Owner Trustee shall promptly notify all the Certificateholders of such request or notice in such detail as is available to it.

            (b) Subject to the Owner Trustee's rights in this Deposit Trust Agreement to be indemnified for its acts and omissions with respect to matters concerning this Deposit Trust Agreement, the Operative Agreements, the Trust Estate or the Mortgage Loans, the Owner Trustee shall take or refrain from taking such action as Certificateholders entitled to a majority of the Voting Rights shall so direct. The Owner Trustee may, from time to time, request in writing instructions from the Certificateholders and shall request in writing instructions from the Certificateholders if the Owner Trustee receives notice that a default shall have occurred and is continuing under the General Administration Agreement or the Indenture.

            (c) Notwithstanding any direction of the Certificateholders to the contrary or any provision hereof to the contrary, the Owner Trustee shall not, without the written consent of the Indenture Trustee, execute any direction of the Certificateholders that might result in the Trust being terminated prior to the satisfaction and discharge of the Lien of the Indenture on the Trust Estate or prior to the payment in full of the principal of and accrued interest on the Bonds.

            SECTION 5.2 Distribution of Reports. The Owner Trustee shall promptly (but not later than five (5) Business Days following receipt thereof) distribute to the Depositor and the Certificateholders such reports, notices, statements and written materials which it actually receives as Owner Trustee or otherwise on behalf of the Trust hereunder or under any of the other Operative Agreements.

            SECTION 5.3 Action Required Only if Owner Trustee is Indemnified. The Owner Trustee shall not be required to take any action under Section 5.1(b) if the Owner Trustee shall reasonably determine, or shall have been advised in writing by counsel, that such action is likely to result in personal liability for which the Owner Trustee has not been and will not be adequately indemnified or is contrary to the terms hereof or of any Operative Agreement or is otherwise contrary to applicable law.

            SECTION 5.4 No Duties Except as Specified in Deposit Trust Agreement
                        or Instructions.

             (a) The Owner Trustee shall not have any duty or obligation to manage, control, use, make any payment in respect of, register, record, insure, inspect, sell, dispose of or otherwise deal with the Mortgage Loans or any other part of the Trust Estate, or to otherwise take or refrain from taking any action under or in connection with any Operative Agreement to which the Owner Trustee is a party, except as expressly provided by the terms of this Deposit Trust Agreement or any such other Operative Agreement or in written instructions from the Certificateholders received pursuant to Section 5.1(b); and no implied duties or obligations shall be read into this Deposit Trust Agreement against the Owner Trustee, other than the obligation of the Owner Trustee to exercise such of the rights and powers vested in it by this Deposit Trust Agreement in good faith and in a manner which is not grossly negligent and which does not constitute willful misconduct. The [Bank] (and any successor trustee or co-trustee) in its individual capacity nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on the Trust Estate arising by, through or under the Owner Trustee (or such successor trustee or co-trustee, as the case may be) either (i) when acting in its individual capacity or (ii) when acting improperly in its capacity as Owner Trustee.

            (b) Without limiting the generality of the foregoing subsection (a), except as otherwise explicitly provided in this Deposit Trust Agreement or in any other Operative Agreement to which it is a party, neither the Owner Trustee nor the [Bank] shall have any duty to (i) file or record any Operative Agreement or any other document, or to maintain or continue any such filing or recording or to refile or rerecord any such document, (ii) pay or discharge any tax or any Lien owing with respect to or assessed or levied against any part of the Trust Estate, other than to forward notice of such tax or Lien received by the Owner Trustee to the Certificateholders and the Indenture Trustee, (iii) confirm, verify, investigate or inquire into the failure of any party to receive any reports or financial statements in connection with the Mortgage Loans, (iv) ascertain or inquire as to the performance or observance of any Person under or of any of the Operative Agreements, or (v) manage, control, sell, dispose of or otherwise deal with the Mortgage Loans or any part hereof or any other part of the Trust Estate.

                                  ARTICLE VI

                               THE OWNER TRUSTEE

            SECTION 6.1 Acceptance of Trust and Duties. The [Bank] accepts the trust hereby created and agrees to perform the same, but only upon the terms of this Deposit Trust Agreement in accordance with the standard of care set forth in Section 5.4(a). The [Bank] agrees to receive, manage and disburse all moneys constituting part of the Trust Estate actually received by it as Owner Trustee in accordance with the terms of this Deposit Trust Agreement. Neither the [Bank] nor the Owner Trustee shall be answerable or accountable under any circumstances, except for (i) its own willful misconduct or [gross] negligence,
(ii) the inaccuracy of any of its representations or warranties contained in
Section 6.2 of this Deposit Trust Agreement, (iii) its failure to perform obligations expressly undertaken by it in this Deposit Trust Agreement in accordance with the standard of care set forth in Section 5.4(a), (iv) taxes based on or measured by any fees, commissions or compensation received by it for acting as Owner Trustee in connection with any of the transactions contemplated by this Deposit Trust Agreement or any other Operative Agreements, (v) its failure to use due care to receive, manage and disburse moneys actually received by it in accordance with the terms hereof, and (vi) any other claims, amounts or taxes otherwise excluded from the Depositor's indemnity obligations pursuant to
Article VII.

            SECTION 6.2 Limited Representations or Warranties of the Owner Trustee. Neither the [Bank] nor the Owner Trustee makes (i) any representation or warranty, either express or implied, as to the title to or value of the Mortgage Loans, and (ii) any representation or warranty as to the validity or enforceability of any Operative Agreement except as set forth below or as to the accuracy of any statement made by a Person other than the [Bank] or the Owner Trustee contained in any Operative Agreement. The [Bank] represents, warrants and covenants to and for the benefit of the Depositor, the Indenture Trustee (for the benefit of the Bondholders) and the Certificateholders that:

            (a) The [Bank] is a banking corporation, duly organized, validly existing and in good standing under the laws of the state of __________________;

            (b) The execution and delivery by the [Bank], and the performance and compliance by the [Bank] with the terms of, this Deposit Trust Agreement and any and all documents to be executed or delivered by the [Bank] in its individual capacity in connection with this Deposit Trust Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Deposit Trust Agreement and such other documents executed in connection herewith to which the [Bank] is a party, will not violate any provisions of the [Bank's] charter or bylaws, and no consent, approval, authorization or order of or filing with or notice to any court or governmental agency or body is required for the execution, delivery or performance by the [Bank] of this Deposit Trust Agreement;

            (c) The [Bank], in its individual capacity, has full power and authority and has taken all action necessary to execute and deliver this Deposit Trust Agreement and any and all documents to be executed or delivered by it in its individual capacity in connection with this Deposit Trust Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Deposit Trust Agreement and such other documents executed in connection herewith to which it is a party, and this Deposit Trust Agreement and such other documents executed in connection herewith to which it is a party are the legal, valid and binding obligations of the [Bank], in its individual capacity, enforceable against the [Bank] in accordance with their respective terms, except as such terms may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

            (d) The consummation of the transactions hereby contemplated do not conflict with, violate or contravene any law, rule, regulation or judicial, governmental or administrative order applicable to the [Bank] or the Owner Trustee or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any agreement or instrument to which the [Bank] is a party or by which it is bound, or any order or decree applicable to the [Bank], or result in the creation or imposition of any Lien on any of the [Bank's] assets or property, which would materially and adversely affect the ability of the [Bank] or Owner Trustee to carry out the transactions contemplated by this Deposit Trust Agreement; and

            (e) There is no action, suit or proceeding pending against the [Bank], in its individual capacity or as Owner Trustee, in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the ability of the [Bank], in its individual capacity or as Owner Trustee, to carry out the transactions contemplated by this Deposit Trust Agreement.

            SECTION 6.3 Trust Accounts. Moneys received by the Owner Trustee hereunder shall be segregated in a trust account maintained with a federal or state chartered depository institution or trust company having corporate trust powers acting in its fiduciary capacity.

            SECTION 6.4 Reliance; Advice of Counsel. Neither the [Bank] nor the Owner Trustee shall incur any liability to any Person in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it in good faith to be signed by the proper party or parties. The Owner Trustee may accept and rely upon a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on an Officers' Certificate of the relevant party, as to such fact or matter, and such Officers' Certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. In the administration of the Trust hereunder, the Owner Trustee may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through Agents and may consult with counsel, accountants and other skilled Persons to be selected and employed by it, and the Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written advice or opinion of counsel, accountant or other skilled Persons, so long as the Owner Trustee had no actual knowledge that it could not reasonably rely on such advice or opinion or by any such Persons appointed with due care.

            SECTION 6.5 Not Acting in Individual Capacity. All Persons having any claim against the [Bank] or the Owner Trustee by reason of the transactions contemplated by the Operative Agreements shall look only to the Trust Estate (or a part thereof, as the case may be) for payment or satisfaction thereof, except as specifically provided in this Deposit Trust Agreement and except to the extent that the [Bank] or the Owner Trustee shall otherwise expressly agree in any Operative Agreement to which it is a party.

            SECTION 6.6 Books and Records; Tax Election. The Owner Trustee shall be responsible for the keeping of all appropriate books and records relating to the receipt and disbursement of all moneys that it may receive or be entitled to hereunder or under any other Operative Agreement. The Owner Trustee (or its Agent) shall file an application with the IRS for a taxpayer identification number with respect to the Trust (and, upon receipt of such number, notify the Indenture Trustee thereof) and prepare or cause to be prepared and sign and/or file a tax return in connection with the transactions contemplated hereby or by any other Operative Agreement (the "Tax Return"); provided, however, that the Owner Trustee shall send or cause to be sent a copy of the completed Tax Return to the Depositor, the Certificateholders and the Indenture Trustee not more than 60 nor less than 30 days prior to the due date of the Tax Return. The Depositor and the Certificateholders shall each, upon request by the Owner Trustee (or the Agent of the Owner Trustee), furnish the Owner Trustee (or the Agent of the Owner Trustee) with all such information as may be reasonably required from the Depositor or the Certificateholders in connection with the preparation of such Tax Return. The Owner Trustee shall keep copies of the Tax Returns delivered to or filed by it (or the Agent of the Owner Trustee).

                                  ARTICLE VII

                COMPENSATION, REIMBURSEMENT AND INDEMNIFICATION
                             OF THE OWNER TRUSTEE


            SECTION 7.1 Compensation of the Owner Trustee. The Owner Trustee shall be entitled to receive as compensation for its services the amount of $_______ per annum, such amount to be payable: first, as provided in the Indenture; second, out of amounts on deposit in the Certificate Account that represent payments received in respect of the Mortgage Loans; and, third, to the extent not paid pursuant to either clause first or second of this sentence within 60 days of first becoming due, by the Certificateholders, on a joint and several basis.

            SECTION 7.2 Reimbursement and Indemnification of the Owner Trustee.

            (a) The Owner Trustee shall be entitled to be reimbursed for its reasonable expenses (including reasonable attorneys' fees) incurred in the performance of its duties as Owner Trustee hereunder, and to be compensated reasonably for any extraordinary services rendered under Section 5.1(b), except to the extent that such expenses arise out of or result from (i) the Owner Trustee's own willful misconduct or [gross] negligence, (ii) the inaccuracy of any of the Owner Trustee's representations or warranties contained in Section
6.2 of this Deposit Trust Agreement, (iii) the Owner Trustee's failure to perform obligations expressly undertaken by it in this Deposit Trust Agreement in accordance with the standard of care set forth in Section 5.4(a), (iv) taxes based on or measured by any fees, commissions or compensation received by the Owner Trustee for acting as such in connection with any of the transactions contemplated by this Deposit Trust Agreement or any other Operative Agreements, and (v) the Owner Trustee's failure to use due care to receive, manage and disburse moneys actually received by it in accordance with the terms hereof.

            (b) The Owner Trustee shall be entitled to be indemnified and held harmless from and against any and all liabilities, obligations, indemnity obligations, losses (excluding loss of anticipated profits), damages, claims, actions, suits, judgments, out-of-pocket costs, expenses and disbursements (including legal and consultants' fees and expenses) of any kind and nature whatsoever (collectively, the "Liabilities") which may be imposed on, incurred by or asserted at any time against the Owner Trustee in any way relating to or arising out of the Trust Estate, any of the properties included therein, the administration of the Trust Estate or any action or inaction of the Owner Trustee hereunder or under the Operative Agreements, except to the extent that such Liabilities arise out of or result from (i) the Owner Trustee's own willful misconduct or [gross negligence], (ii) the inaccuracy of any of the Owner Trustee's representations or warranties contained in Section 6.2 of this Deposit Trust Agreement, (iii) the Owner Trustee's failure to perform obligations expressly undertaken by it in this Deposit Trust Agreement in accordance with the standard of care set forth in Section 5.4(a), (iv) taxes based on or measured by any fees, commissions or compensation received by the Owner Trustee for acting as such in connection with any of the transactions contemplated by this Deposit Trust Agreement or any other Operative Agreements, and (v) the Owner Trustee's failure to use due care to receive, manage and disburse moneys actually received by it in accordance with the terms hereof. The indemnities contained in this Section 7.2(b) shall survive the termination of this Deposit Trust Agreement and the removal or resignation of the Owner Trustee hereunder.

            (c) Any reimbursements and indemnities to the Owner Trustee pursuant to this Section 7.2 shall be payable: first, out of amounts on deposit in the Certificate Account; and, second, to the extent not paid pursuant to clause first within 60 days of first being incurred, by the Certificateholders, on a joint and several basis.

            SECTION 7.3 Not Obligations of the Trust. None of the fees, expenses and other liabilities referred to in Sections 7.1 and 7.2 shall be obligations of the Trust or otherwise chargeable to the Trust Estate. The Owner Trustee hereby agrees not to cause or participate in the filing of a petition in bankruptcy against the Trust for the non-payment to the Owner Trustee of any amounts provided by this Deposit Trust Agreement until a date that is not less than 91 days after the payment in full of all the Bonds issued under the Indenture.

                                 ARTICLE VIII

                    TERMINATION OF DEPOSIT TRUST AGREEMENT

            SECTION 8.1 Termination. The Trust shall not be terminated under this Section 8.1 until the Bonds have been paid in full and the Lien on the Trust Estate created by the Indenture has been released; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            This Deposit Trust Agreement may be terminated by all of the Certificateholders at any time prior to the issuance of the Bonds and the pledge of the Trust Estate pursuant to the Indenture, and at any time after the Indenture is discharged in accordance with Article III thereof, and this Deposit Trust Agreement shall terminate in connection with the final payment or other liquidation of the last remaining Mortgage Loan or REO Property. With respect to any such event, this Deposit Trust Agreement and the estate and rights thereby granted by the Depositor to the Owner Trustee in the Trust Estate shall cease, terminate and be void as of the date of the final distribution by the Owner Trustee of all the assets in the Trust Estate pursuant to this Section 8.1 and
Section 4.2. After payment of all amounts then due and payable to the [Bank] pursuant to Sections 7.1 and 7.2 hereof, all right, title and interest in the Trust Estate still held by the Owner Trustee at the time of such termination shall be transferred, assigned and paid over to the Certificateholders or their designee.

            The Certificateholders hereby irrevocably appoint the Owner Trustee as their attorney-in-fact for the purposes of the terminating the Trust.

            SECTION 8.2 Further Assurances by the Owner Trustee upon Termination. Upon termination of this Trust, the Owner Trustee shall take such action as may be requested by the Certificateholders to transfer the remaining assets of the Trust to the Certificateholders or the Certificateholders' designee, including the execution of instruments of transfer or assignment with respect to the Mortgage Loans and any of the Operative Agreements to which the Owner Trustee is a party.

            SECTION 8.3 Insolvency of a Certificateholder. The insolvency or other similar incapacity of a Certificateholder shall not (i) operate to terminate this Deposit Trust Agreement, (ii) entitle the Certificateholder's legal representatives to claim an accounting or to take any action in any court for a partition or winding up of the Trust Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

                                  ARTICLE IX

                  SUCCESSOR OWNER TRUSTEES, CO-OWNER TRUSTEES
                          AND SEPARATE OWNER TRUSTEES

            SECTION 9.1 Resignation of the Owner Trustee; Appointment of Successor.

            (a) The Owner Trustee may resign at any time (and shall immediately resign if it ceases to be an Eligible Trustee) by giving at least 60 days written notice to the Certificateholders, the Depositor, the Indenture Trustee and the General Administrator, such resignation to be effective on the acceptance of appointment by a successor Owner Trustee under Section 9.1(b) hereof. The Depositor shall remove the Owner Trustee by written notice, a copy of which shall be concurrently delivered by the Depositor to the Certificateholders, the Indenture Trustee and the General Administrator, if the Owner Trustee ceases to be an Eligible Trustee and fails to resign immediately. The Owner Trustee otherwise may be removed with or without cause at any time by the Certificateholders with 60 days' prior written notice, a copy of which shall be concurrently delivered by the Certificateholders to the Depositor, the Indenture Trustee and the General Administrator. Any such removal shall be effective upon the acceptance of appointment by a successor Owner Trustee under
Section 9.1(b) hereof. In the event of the resignation or removal of the Owner Trustee, the Certificateholders may appoint a successor Owner Trustee by an instrument signed by the Certificateholders. If a successor Owner Trustee shall not have been appointed within 60 days after the giving of written notice of such resignation or the delivery of the written instrument with respect to such removal, the Owner Trustee, the Depositor, the Indenture Trustee, the General Administrator or the Certificateholders may apply to any court of competent jurisdiction to appoint a successor Owner Trustee to act until such time, if any, as a successor shall have been appointed and shall have accepted its appointment as above provided. Any successor Owner Trustee so appointed by such court shall immediately and without further act be superseded by any successor Owner Trustee appointed as above provided within one year from the date of the appointment by such court.

            (b) Any successor Owner Trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee and the Indenture Trustee an instrument accepting such appointment and shall furnish a photocopy of such instrument to the Certificateholders, and thereupon such successor Owner Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Owner Trustee herein; but nevertheless, upon the written request of such successor Owner Trustee such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, duties and trusts of such predecessor Owner Trustee and such predecessor Owner Trustee shall duly assign, transfer, deliver and pay over to such successor Owner Trustee all moneys or other property then held by such predecessor Owner Trustee upon the trusts herein expressed.

            (c) Any successor Owner Trustee shall be an Eligible Trustee, willing, able and legally qualified to perform the duties of the Owner Trustee hereunder.

            (d) Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Owner Trustee may be transferred, shall, subject to the terms of
Section 9.1(c) hereof, be the Owner Trustee under this Deposit Trust Agreement without any further act.

            SECTION 9.2 Co-Trustees and Separate Trustees. Whenever the Owner Trustee or the Indenture Trustee shall deem it necessary or prudent in order to conform to any law of any jurisdiction in which all or any part of the Trust Estate shall be situated or to make any claim or be a party to any suit with respect to the Trust Estate, the Owner Trust Certificates, the Bonds or any Operative Agreement, or the Owner Trustee or the Indenture Trustee shall be advised in writing by counsel reasonably satisfactory to each of them that it is so necessary or prudent, the Owner Trustee and the Certificateholders shall execute and deliver an agreement supplemental hereto and all other instruments and agreements, and shall take all other action, necessary or proper to constitute one or more Persons , who need not meet the requirements of Section 9.1(c) hereof (and the Owner Trustee may appoint one or more of its officers), either as co-trustees or co-trustees jointly with the Owner Trustee of all or any part of the Trust Estate, or as separate trustee or separate trustees of all or any part of the Trust Estate, and to vest in such Persons, in such capacity, such title to the Trust Estate or any part thereof and such rights or duties as may be necessary or desirable, all for such period and under such terms and conditions as are reasonably satisfactory to the Owner Trustee and the Certificateholders. In case any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, the title to the Trust Estate and all rights and duties of such co-trustee or separate trustee shall, so far as permitted by law, vest in and be exercised by the Owner Trustee, without the appointment of a successor to such co-trustee or separate trustee.

            SECTION 9.3 Notice. At all times that a successor Owner Trustee is appointed under Section 9.1 hereof, an Owner Trustee resigns pursuant to such
Section 9.1 or a co-trustee or separate trustee is appointed pursuant to Section
9.2 hereof, the Certificateholders promptly shall give notice of such fact to the Rating Agencies, if the Indenture has not been discharged.

                                   ARTICLE X

                          SUPPLEMENTS AND AMENDMENTS

            SECTION 10.1 Supplements and Amendments. Subject to Sections 10.2 and 10.3 of this Deposit Trust Agreement, at the written request of the Certificateholders, this Deposit Trust Agreement shall be amended by a written instrument signed by the Owner Trustee and the Certificateholders (and, if its rights hereunder are adversely affected, the Depositor), but if in the opinion of the Owner Trustee any instrument required to be so executed materially and adversely affects any right, duty or liability of, or immunity or indemnity in favor of the [Bank] or the Owner Trustee under this Deposit Trust Agreement or any of the other Operative Agreements to which the Owner Trustee is a party, or would cause or result in any conflict with or breach of any terms, conditions or provisions of, or default under, the [Bank's] charter documents or bylaws or any document contemplated hereby to which the Owner Trustee is a party, the Owner Trustee may in its sole discretion decline to execute such instrument, unless it shall have been provided an indemnity satisfactory to it by the Certificateholders.

            In the event that there is more than one Holder of Owner Trust Certificates (as set forth in the Certificate Register), the consent to an amendment by Certificateholders entitled to a majority of the Voting Rights shall be sufficient to bind all of such Holders; provided, however, that no such amendment shall: (i) reduce in any manner the amount of, or delay the timing of, payments required to be made on any Owner Trust Certificate without the consent of the affected Holder; or (ii) amend this Section 10.1, without the consent of the Holders of all Owner Trust Certificates then outstanding.

            SECTION 10.2 Limitation on Amendments. Notwithstanding Section 10.1 or Section 10.3 hereof, the Owner Trustee shall not, without the consent of the Indenture Trustee, amend Section 8.1 of this Deposit Trust Agreement, or execute any amendment that might result in the Trust being terminated prior to the satisfaction and discharge of the Lien of the Indenture on the Trust Estate or otherwise have a material adverse effect on the Bondholders prior to the payment in full of the principal of and interest on the Bonds. Furthermore, notwithstanding Section 10.1 or Section 10.3 hereof, the Owner Trustee shall not execute any amendment without obtaining written confirmation from each Rating Agency that such amendment will not result in the qualification, downgrade or withdrawal of any then-current rating on the Bonds.

            SECTION 10.3 Additional Amendment Provisions.

            (a) It shall not be necessary for the consent of the Certificateholders under this Article X to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Owner Trustee may prescribe.

            (b) The Owner Trustee, at any time from time to time, without the consent of the Certificateholders, may amend this Deposit Trust Agreement to modify, eliminate or add to any of its provisions, to such extent as shall be necessary to prevent or reduce the imposition on the Trust of any material federal, state or local taxes, at all times prior to the liquidation of the Trust; provided, however, that such action, as evidenced by an Opinion of Counsel acceptable to the Owner Trustee is necessary or helpful to prevent the imposition on the Trust of any such taxes.

            (c) Prior to the execution of any amendment to this Deposit Trust Agreement, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel, at the expense of the party requesting such amendment (or, if such amendment is requested by the Owner Trustee, then at the expense of the Trust) stating that the execution of such amendment is authorized or permitted by this Deposit Trust Agreement.

                                  ARTICLE XI

                        REPRESENTATIONS, WARRANTIES AND
                          COVENANTS OF THE DEPOSITOR

            SECTION 11.1 Representations and Warranties of the Depositor.

            (a) The Depositor represents and warrants as follows for the benefit of the Indenture Trustee, the Bondholders and the Certificateholders:

            (i) the Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has full power and authority, and has taken all action necessary, to execute and deliver this Deposit Trust Agreement, and any and all other documents to be executed or delivered by it in connection with this Deposit Trust Agreement, and to fulfill its obligations under, and to consummate the transactions contemplated by, this Deposit Trust Agreement, and this Deposit Trust Agreement and such other documents executed in connection herewith are the legal, valid and binding obligations of the Depositor, enforceable against it in accordance with their respective terms, except as such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

            (ii) the execution and delivery of this Deposit Trust Agreement and each other document to be executed or delivered by it in connection with this Deposit Trust Agreement, and the performance of its obligations hereunder and thereunder by the Depositor will not violate the provisions of its certificate of incorporation or bylaws, conflict with any provision of any law or regulation to which it is subject, or conflict with, result in a breach of, or constitute a default under any of the terms, conditions or provisions of, any agreement or instrument to which the Depositor is a party or by which it is bound, or any order or decree applicable to the Depositor, or result in the creation or imposition of any Lien on any of the Depositor's assets or property, which would materially and adversely affect the ability of the Depositor to carry out the transactions contemplated by this Deposit Trust Agreement or such other documents executed in connection herewith; no consent, approval, authorization or order of or filing with or notice to any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of this Deposit Trust Agreement or such other documents; and

            (iii) there is no action, suit or proceeding pending against the Depositor in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Depositor or the Certificateholder to carry out the transactions contemplated by this Deposit Trust Agreement.

            (iv) The Depositor hereby represents and warrants to and for the benefit of the Owner Trustee and the benefit of the Certificateholders and the Bondholders, as of the Closing Date, that immediately prior to the conveyance of the Mortgage Loans to the Owner

      Trustee on behalf of the Trust, the Depositor had good and marketable title to, and was the sole owner and holder of, with full right and authority to sell, assign and transfer, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest and such assignment validly transfers all right, title and interest in the Mortgage Loans to the Owner Trustee, free and clear of any pledge, lien, encumbrance or security interest.

            (v) The transfer of the Mortgage Loans to the Owner Trustee as contemplated herein requires no regulatory or governmental approval, other than any such approvals as have been obtained, and is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

            (b) It is understood and agreed that each of the foregoing representations and warranties of the Depositor shall survive delivery of the Mortgage Loans to the Owner Trustee on behalf of the Trust. Upon discovery or receipt of notice by the Depositor or a Responsible Officer of the Owner Trustee of a breach of any of the foregoing representations and warranties that materially and adversely affects the interests of the Indenture Trustee for the benefit of the Bondholders or the Owner Trustee for the benefit of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other party hereto and to the Indenture Trustee.

            SECTION 11.2 Accrued Interest, Etc. The Depositor agrees that any income, interest, fees and other payments that it may receive in respect of the Mortgage Loans applicable to a period on or after the Cut-off Date shall inure to the benefit of the Trust, and the Depositor shall pay such amounts to the Owner Trustee (to be remitted in accordance with Section 4.1) promptly upon receipt.

            SECTION 11.3 Additional Covenants of the Depositor. The Depositor hereby covenants and agrees that:

            (a) The business and affairs of the Depositor will be managed by or under the direction of its board of trustees in accordance with its certificate of incorporation and bylaws. The Depositor will keep correct and complete books and records of accounts and minutes of the meetings and other proceedings of the board of trustees. Any such resolutions, agreements and other instruments will be continuously maintained as official records by the Depositor.

            (b) The Depositor will at all times ensure that its capitalization is adequate in light of its business and purposes. The Depositor will pay from its own funds and assets (and not the Trust's) all obligations and indebtedness incurred by it.

            (c) The Depositor will not conduct its business in the name of the Trust.

            (d) The Depositor will not guarantee any obligations of the Trust (including the Bonds or the Owner Trust Certificates). The Depositor will not operate or purport to operate as an integrated, single economic unit with respect to the Trust or seek or obtain credit or incur any obligation to any third party based on the assets of the Trust or induce any such third party to reasonably rely on the creditworthiness of the Trust in connection therewith.

            (e) The accounting records of the Depositor will disclose the effect of the transactions in accordance with statutory accounting practices and relevant pronouncements.

            (f) The Depositor hereby acknowledges, and agrees for the benefit of the Indenture Trustee, the Bondholders and the Certificateholders to perform, each obligation imposed upon it under the Indenture.

            (g) The Depositor shall not act or fail to act in a manner that would endanger its status as a QRS.

                                  ARTICLE XII

                     TRANSFER OF INTEREST OF THE DEPOSITOR

            SECTION 12.1 Registration of Transfer and Exchange of Owner Trust
                         Certificates.

            (a) At all times during the term of this Deposit Trust Agreement, there shall be maintained at the office of a registrar appointed by the Depositor (the "Certificate Registrar") a register (the "Certificate Register") in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Owner Trust Certificates and of transfers and exchanges of Owner Trust Certificates as herein provided. The Owner Trustee is hereby initially appointed (and hereby agrees to act in accordance with the terms hereof) as Certificate Registrar for the purpose of registering Owner Trust Certificates and transfers and exchanges of Owner Trust Certificates as herein provided. The Owner Trustee may appoint, by a written instrument delivered to the Depositor, any other bank or trust company to act as Certificate Registrar under such conditions as the Owner Trustee may prescribe, provided that the Owner Trustee shall not be relieved of any of its duties or responsibilities hereunder as Certificate Registrar by reason of such appointment. If the Owner Trustee resigns or is removed in accordance with the terms hereof, the successor trustee shall immediately succeed to its predecessor's duties as Certificate Registrar. The Depositor, the General Administrator, and the Owner Trustee shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

            (b) No sale, transfer or other disposition of any Owner Trust Certificate may be made, and the Certificate Registrar shall refuse to register any such transfer, unless the Depositor (or, if the Depositor no longer exists, 100% of the other Certificateholders) shall consent in writing to such sale, transfer or other disposition. The Depositor (or any such other Certificateholder(s)) shall be entitled to request from the parties interested in effecting such sale, transfer or other disposition, and to rely upon, a certification of facts and/or an opinion of counsel which establishes to the satisfaction of the Depositor (or such other Certificateholder(s)) that such sale, transfer or other disposition is permissible under applicable law and the Operative Agreements.

            (c) No transfer, sale, pledge or other disposition of any Owner Trust Certificate or interest therein shall be made unless that transfer, sale, pledge or the disposition is exempt from the registration and/or qualification requirements of the 1933 Act and any applicable state securities laws, or is otherwise made in accordance with the 1933 Act and such state securities laws. The Trust has not been registered as an investment company under the 1940 Act, and no transfer of an Owner Trust Certificate may be made (i) to any Person other than a QIB or an Affiliate of the Trust or (ii) to any Person that would require the Trust to be registered as an investment company under the 1940 Act. No transfer of any Owner Trust Certificate or any interest therein shall be made
(A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Owner Trust Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

            (d) No sale, transfer or other disposition of any Owner Trust Certificate may be made, and the Certificate Registrar shall refuse to register any such transfer, if such sale, transfer or other disposition would result in the Trust ceasing to be a QRS.

            (e) For so long as the Bonds are outstanding and the Lien of the Indenture has not been satisfied and discharged, no sale, transfer or other disposition of any Owner Trust Certificate may be made, and the Certificate Registrar shall refuse to register any such transfer, unless the Owner Trustee shall have received written confirmation from each Rating Agency to the effect that such sale, transfer or other disposition will not result in the qualification, downgrade or withdrawal of any then current rating on the Bonds.

            (f) Each Owner Trust Certificate shall bear a legend describing or referencing the restrictions on transferability set forth in Sections 12.1(b),
(c), (d) and (e).

            (g) Subject to compliance with Sections 12.1(b), (c), (d) and (e), upon surrender for registration of transfer of any Owner Trust Certificate at the office of the Certificate Registrar or at the office of its Agent in [the City of New York], the Owner Trustee shall execute, and the Certificate Registrar shall deliver and authenticate, in the name of the designated transferee or transferees, one or more new Owner Trust Certificates of the same Class, in authorized denominations, evidencing in the aggregate a like aggregate Percentage Interest and dated the date of authentication by the Certificate Registrar.

            (h) At the option of any Certificateholder, Owner Trust Certificates may be exchanged for other Owner Trust Certificates of the same Class, in authorized denominations, evidencing in the aggregate a like aggregate Percentage Interest upon surrender of the Owner Trust Certificates to be exchanged at the office of the Certificate Registrar, or the office of its Agent in [the City of New York]. Whenever any Owner Trust Certificates are so surrendered for exchange, the Owner Trustee shall execute and the Certificate Registrar shall authenticate and deliver, the Owner Trust Certificates which the Certificateholder is entitled to receive.

            (i) If the Owner Trustee or the Certificate Registrar so requires, every Owner Trust Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by, the Certificateholder thereof or such Person's attorney duly authorized in writing.

            (j) No service charge shall be made to the requesting Certificateholder for any registration of transfer or exchange of Owner Trust Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Owner Trust Certificates.

            (k) The Certificate Registrar shall cancel and retain or destroy, in accordance with the Owner Trustee's retention policy then in effect, all Owner Trust Certificates surrendered for registration of transfer or exchange.

            SECTION 12.2 Mutilated, Destroyed, Lost or Stolen Owner Trust Certificates. If (i) any mutilated Owner Trust Certificate is surrendered to the Owner Trustee or the Certificate Registrar, or the Owner Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Owner Trust Certificate, and (ii) there is delivered to the Owner Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual knowledge by a Responsible Officer of the Owner Trustee or the Certificate Registrar that such Owner Trust Certificate has been acquired by a bona fide purchaser, the Owner Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Owner Trust Certificate, a new Owner Trust Certificate of like Class and tenor. Upon the issuance of any new Owner Trust Certificate under this Section 12.2, the Owner Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Certificate Registrar) connected therewith. Any replacement Owner Trust Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership of the corresponding interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Owner Trust Certificate shall be found at any time and such original Owner Trust Certificate shall thereby be deemed canceled.

            SECTION 12.3 Persons Deemed Owners. Prior to due presentation of an Owner Trust Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar, the Indenture Trustee and any agent of any of them may treat the Person in whose name any Owner Trust Certificate is registered as the owner of such Owner Trust Certificate for the purpose of receiving distributions pursuant to Section 4.2 hereof and for all other purposes whatsoever, and neither the Owner Trustee, the Certificate Registrar, the Indenture Trustee nor any agent of any of them shall be affected by notice to the contrary.

            SECTION 12.4 Access to Names and Addresses.

            (a) If any Certificateholder (an "Applicant") applies in writing to the Owner Trustee, and such application states that the Applicant desires to communicate with other Certificateholders with respect to their rights under this Deposit Trust Agreement or the Owner Trust Certificates and is accompanied by a copy of the communication which such Applicant proposes to transmit, then the Owner Trustee shall, at the expense of such Applicant, within ten (10) Business Days after the receipt of such application, furnish or cause to be furnished to such Applicant a list of the names and addresses of the Certificateholders as set forth in the Certificate Register.

            (b) Every Certificateholder consents to the disclosure to any Applicant of its identity and status as a Certificateholder and agrees with the Owner Trustee that the Owner Trustee and the Certificate Registrar shall not be held accountable in any way by reason of the disclosure of any information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            SECTION 12.5 Actions of Certificateholders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Deposit Trust Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Owner Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Deposit Trust Agreement and conclusive in favor of the Owner Trustee, if made in the manner provided in this Section 12.5.

            (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Owner Trustee deems sufficient.

            (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by a Certificateholder shall bind every transferee of every Owner Trust Certificate issued upon the registration of transfer of such Certificateholder's Owner Trust Certificate or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Owner Trustee, in reliance thereon, whether or not notation of such action is made upon such Owner Trust Certificate.

            (d) The Owner Trustee may require such additional proof of any matter referred to in this Section 12.5 as it shall deem necessary.

            SECTION 12.6 Transferee's Agreement. No assignment, conveyance or other transfer pursuant to this Article XII shall be effective unless the transferee shall have executed and delivered to the Owner Trustee an instrument containing the transferee's agreement to be bound by the terms of this Deposit Trust Agreement.

                                 ARTICLE XIII

                                 MISCELLANEOUS

            SECTION 13.1 No Legal Title to Trust Estate in the Certificateholder. The Certificateholders shall not have legal title to any part of the Trust Estate; provided, however, that the Certificateholder has a beneficial interest in the Trust Estate (and initially shall have all right, title and interest in and to the Owner Trust Certificates). No transfer by operation of law or otherwise of any right, title or interest of the Certificateholders in and to the Trust Estate or hereunder shall operate to terminate this Deposit Trust Agreement or the Trust or the trusts hereunder or entitle any successor or transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

            SECTION 13.2 Action by the Owner Trustee is Binding. Any actions, directions, approvals or consents by the Owner Trustee so long as such actions, directions, consents or approvals are made pursuant to the terms of this Deposit Trust Agreement shall bind the Certificateholders and shall be effective to consent to action taken by the parties. No such party shall be required to inquire as to the authorization, necessity, expediency or regularity of such consent by the Owner Trustee.

            SECTION 13.3 Limitation on Rights of Others. Nothing in this Deposit Trust Agreement, whether express or implied, shall be construed to give to any Person, other than the [Bank], the Owner Trustee, the Depositor, the Certificateholders and the Indenture Trustee on behalf of the Bondholders, any legal or equitable right, remedy or claim under or in respect of this Deposit Trust Agreement.

            SECTION 13.4 Notices. All demands, notices and communications hereunder shall be in writing, may be given by telecopy transmission, shall be deemed to have been given upon receipt (except that notices being sent by first class mail, postage prepaid, shall be deemed to be received five business days following the mailing thereof) as follows:

            If to the Owner Trustee, to:

            -------------------------------------

            -------------------------------------
            Attention: __________________________

            If to the Depositor, to:

                  CRIIMI MAE CMBS CORP.
                  ______________________________
                  ______________________________
                  ______________________________
                  Attention: ___________________

                  with copies to:

                  ______________________________
                  ______________________________
                  ______________________________
                  ______________________________
                  Attention: ___________________

            If to the Indenture Trustee, as set forth in the Indenture,

            If to a Certificateholder, to that Person's name and address as set forth from time to time in the Certificate Register,

or to such other address as any of them shall specify by written notice to the other parties.

            SECTION 13.5 Severability. To the extent permitted by law, any provision of this Deposit Trust Agreement that may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            SECTION 13.6 Limitation on the Depositor's and the Certificateholders' Respective Liability. Neither the Depositor nor any Certificateholder shall have any liability for the performance of this Deposit Trust Agreement except as expressly set forth herein.

            SECTION 13.7 Separate Counterparts. This Deposit Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

            SECTION 13.8 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the [Bank], the Owner Trustee and its successors and assigns, the Certificateholders and the Depositor and its or their respective successors and assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Depositor shall bind the successors and assigns of the Depositor and any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder. It is the intention of the parties hereto that the Trust constitute a trust formed pursuant to the laws of the State of _______________ with the purpose of facilitating the transactions contemplated by the Operative Agreements.

            SECTION 13.9 Headings. The headings of the various articles and sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

            SECTION 13.10 Governing Law. THIS DEPOSIT TRUST AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ___________________.

            SECTION 13.11 Administration of Trust. The principal place of administration of the Trust shall be in __________.

            SECTION 13.12 Performance by the Depositor or the General Administrator. Any obligation of the Owner Trustee hereunder or under any Operative Agreement or other document contemplated herein may be performed by the Depositor or the General Administrator and any such performance shall not be construed as a revocation of the trusts created hereby.

            SECTION 13.13 Conflict with Indenture and Servicing and Administration Agreement. If this Deposit Trust Agreement (or any instructions given by the Depositor or the Certificateholders pursuant hereto) shall require that any action be taken with respect to any matter and the Indenture or the Servicing and Administration Agreement (or any instructions duly given in accordance with the terms thereof) shall require that a different action be taken with respect to such matter, and such actions shall be mutually exclusive, the provisions of the Indenture or the Servicing and Administration Agreement, in respect thereof, shall control.

            SECTION 13.14 No Implied Waiver. No term or provision of this Deposit Trust Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing entered into as provided in Section 10.1 hereof; and any such waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

            SECTION 13.15 Third Party Beneficiary. The Indenture Trustee for the benefit of the Bondholders is an intended third-party beneficiary of this Deposit Trust Agreement from and including the date hereof to the date on which the Lien on the Trust Estate created pursuant to the Indenture is satisfied, discharged and released pursuant to Article IV of the Standard Indenture Provisions.

            SECTION 13.16 References. The definitions in Article I shall apply equally to both the singular and plural forms of the terms defined. "Include", "included", "includes" and "including" shall be deemed to be followed by "without limitation". "Writing", "written" and comparable terms refer to printing, typing, lithography or other means of reproducing words in a visible form. Any agreement or instrument or any law, rule or regulation of any Governmental Authority defined or referred to in Article I means such agreement or instrument or such law, rule or regulation as from time to time amended, modified or supplemented in accordance with the terms thereof, including (in the case of agreements or instruments) by waiver or consent and (in the case of such law, rule or regulation) by succession of any comparable successor law, rule or regulation and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its successors and permitted assigns. Any term defined above by reference to any agreement or instrument or any law, rule or regulation of any Governmental Authority has such meaning whether or not such agreement, instrument or law, rule or regulation is in effect. "Deposit Trust Agreement", "hereof", "herein", "hereto", "hereunder" and comparable terms refer to this Deposit Trust Agreement (including all exhibits and schedules hereto) and not to any particular article, section, clause or other subdivision hereof or attachment hereto. References to any gender include, unless the context otherwise requires, references to all genders, and references to the singular include, unless the context other requires, references to the plural and vice versa. References in this Deposit Trust Agreement to "Article", "Section", "Clause" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, clause or subdivision of or attachment to this Deposit Trust Agreement.

            [SECTION 13.17 Streit Act. Any provisions required to be contained in this Deposit Trust Agreement by Section 126 of Article 4-A of the New York Real Property Law and any provisions permitted to be contained in this Deposit Trust Agreement by Section 130-K of such Article 4-A that are necessary in order to permit the Owner Trustee to act in the manner contemplated by this Deposit Trust Agreement are hereby incorporated, and such provisions shall be in addition to those conferred or imposed by this Deposit Trust Agreement; provided, however, that to the extent that such Section 126 and/or Section 130-K shall not apply to this Deposit Trust Agreement, said Section 126 and/or Section 130-K shall not have any effect, and if said Section 126 and/or Section 130-K should at any time be repealed or cease to apply to this Deposit Trust Agreement, or be construed by judicial decision to be inapplicable, said Section 126 and/or Section 130-K shall cease to have any further effect upon the provisions of this Deposit Trust Agreement. In case of a conflict between the provisions of this Deposit Trust Agreement and any mandatory provisions of
Article 4-A of the New York Real Property Law applicable to this Deposit Trust Agreement, such mandatory provisions of said Article 4-A shall prevail, provided that if said Article 4-A shall not apply to this Deposit Trust Agreement, should at any time be repealed, or cease to apply to this Deposit Trust Agreement, or be construed by judicial decision to be inapplicable, such mandatory provisions of such Article 4-A shall cease to have any further effect upon the provisions of this Deposit Trust Agreement.]

            IN WITNESS WHEREOF, the parties hereto have caused this Deposit Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the date hereof.


                                          CRIIMI MAE CMBS CORP. as Depositor
                                          and initial Certificateholder,



                                          By:
                                                ------------------------------
                                                Name:
                                                Title:


                                          ------------------------------------
                                          not individually, but solely in its
                                          capacity as Owner Trustee



                                          By:
                                                ------------------------------
                                                Name:
                                                Title:

                                  SCHEDULE I

                            MORTGAGE LOAN SCHEDULE

                                  EXHIBIT A-1

                   FORM OF CLASS [P] OWNER TRUST CERTIFICATE

                   CRIIMI MAE COMMERCIAL MORTGAGE TRUST [I]
                       CLASS [P] OWNER TRUST CERTIFICATE


      evidencing a non-assessable, fully paid ___% interest in the Class [P] Owner Trust Certificates, which, collectively with the Class [XS] and Class [R] Owner Trust Certificates, evidence the entire beneficial ownership interest in CRIIMI MAE Commercial Mortgage Trust [I], a _________ business trust whose assets include various commercial mortgage loans (the "Mortgage Loans") deposited by CRIIMI MAE CMBS Corp. (the "Depositor")

Certificate Interest Rate: ____% per    Aggregate Certificate Principal Balance
annum                                   of the Class P Owner Trust Certificates
                                         as of the Closing Date: $____________

Date of Deposit Trust                   Percentage Interest in Related Class
Agreement: __________, 199__            Evidenced by this Class [P] Owner Trust
                                        Certificate: ___%

First Payment Date:  _______, 199__     Closing Date: _________, 199__

Depositor and Initial Holder of         Owner Trustee:
the Owner Trust Certificates:
CRIIMI MAE CMBS Corp.

Owner Trust Certificate No. P-___


                                    A-1-1

            THIS OWNER TRUST CERTIFICATE DOES NOT REPRESENT AN INTEREST IN, OR OBLIGATION OF, THE DEPOSITOR, THE OWNER TRUSTEE, ANY OF THEIR RESPECTIVE AFFILIATES, OR ANY OTHER PERSON. NEITHER THIS OWNER TRUST CERTIFICATE NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED, IN WHOLE OR IN PART, BY ANY GOVERNMENTAL ENTITY OR INSTRUMENTALITY OR ANY PRIVATE INSURER OR GUARANTOR.

            THIS OWNER TRUST CERTIFICATE IS SUBJECT TO VARIOUS TRANSFER RESTRICTIONS DESCRIBED HEREIN.

            This Owner Trust Certificate is issued pursuant to, and in accordance with, the terms of a Deposit Trust Agreement, dated as of ___________, 199__ (the "Deposit Trust Agreement"; terms not otherwise defined herein shall have the meanings assigned to those terms in the Deposit Trust Agreement), between CRIIMI MAE CMBS Corp. as depositor (in such capacity, the "Depositor") and initial Certificateholder and _______________ as Owner Trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which are set forth herein. This Owner Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Deposit Trust Agreement, to which Deposit Trust Agreement the holder of this Owner Trust Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. In the event of a conflict between the provisions of this Owner Trust Certificate and those of the Deposit Trust Agreement, the provisions of the Deposit Trust Agreement shall control.

            This certifies that ______________________________ is the registered owner of the beneficial interest evidenced by this Owner Trust Certificate in the trust established pursuant to the Deposit Trust Agreement and designated as CRIIMI MAE Commercial Mortgage Trust [I] (the "Trust"). The assets of the Trust include various commercial mortgage loans (the "Mortgage Loans").

            Except to the extent of their execution and authentication, respectively, of the Owner Trust Certificates, the Owner Trustee and the Certificate Registrar make no representation or warranty as to any of the statements contained herein or the validity or sufficiency of this Owner Trust Certificate or the Mortgage Loans. The Owner Trustee has executed this Owner Trust Certificate in its limited capacity as Owner Trustee under the Deposit Trust Agreement, and the Certificate Registrar has authenticated this Owner Trust Certificate in its limited capacity as Certificate Registrar under the Deposit Trust Agreement.

            Distributions on the Certificates will be made, to the extent of available funds, on the __ day [(or, in the case of February, the 28th day)] of each month or, if any such day is not a Business Day, then the next succeeding Business Day (each, a "Payment Date"), commencing in __________, 199__. As more fully described in the Deposit Trust Agreement, distributions allocable to interest accrued on the Class [P] Certificates will be made on each Payment Date up to the Accrued Certificate Interest in respect of the Class [P] Certificates for the related Payment Date and, to the extent not previously paid, for all prior Payment Dates. As and to the extent described in the Deposit Trust Agreement, distributions of interest on the Class [P] Certificates will be limited to the amount available for such purposes in the Certificate Account. Such available funds will be distributed on


                                    A-1-2
each Payment Date on a pro rata basis among the Holders of the Class [P] Certificates and the Holders of the Class [XS] Certificates in respect of Accrued Certificate Interest.

            Upon the retirement of all of the Bonds, the holders of the Class [P] Certificates will receive payments in respect of principal on each Payment Date, subsequent to the payments in respect of interest on the Class [P] and Class [XS] Certificates as described in the previous paragraph, up to (subject to available funds) an amount equal to the Aggregate Certificate Principal Amount of the Class [P] Certificates immediately prior to such Payment Date.

            Pursuant to the Deposit Trust Agreement, all payments made with respect to any Class of Owner Trust Certificates on any Payment Date shall be allocated pro rata among such Owner Trust Certificates based upon their respective Percentage Interests. Payments to the Certificateholders on each Payment Date will be made to the Certificateholders of record on the related Record Date. Payments to any Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Owner Trustee in writing at least five (5) Business Days prior to the related Record Date and if such Certificateholder is the registered owner of Owner Trust Certificates representing at least a [331/3]% Percentage Interest in any Class thereof, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Final payment on each Owner Trust Certificate will be made in like manner, but only upon presentment and surrender of such Owner Trust Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final payment.

            This Owner Trust Certificate is one of a duly authorized issue of Owner Trust Certificates designated as CRIIMI MAE Commercial Mortgage Trust [I], Owner Trust Certificates, representing a fractional undivided beneficial interest in a Trust Estate consisting of (a) the Mortgage Loans and all payments thereon and proceeds thereof from and after the Cut-off Date, (b) the Operative Agreements (i) to which the Depositor is a party or (ii) of which the Depositor is a third party beneficiary, including the right to receive all income on the Mortgage Loans, (iii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and (iv) all proceeds of every kind and nature whatsoever in respect thereof, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of the foregoing, subject, to the Lien in favor of the Indenture Trustee.

            This Owner Trust Certificate does not purport to summarize the Deposit Trust Agreement and reference is made to the Deposit Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby and the rights, duties and immunities of the Owner Trustee.


                                    A-1-3

            No sale, transfer or other disposition of any Owner Trust Certificate may be made, and the Certificate Registrar shall refuse to register any such transfer, unless the Depositor (or, if the Depositor no longer exists, 100% of the other Certificateholders) shall consent in writing to such sale, transfer or other disposition. The Depositor (or any such other Certificateholder) shall be entitled to request from the parties interested in effecting such sale, transfer or other disposition, and to rely upon, a certification of facts and/or an opinion of counsel which establishes to the satisfaction of the Depositor (or such other Certificateholders) that such sale, transfer or other disposition is permissible under applicable law and the Operative Agreements.

            No transfer, sale, pledge or other disposition of this Owner Trust Certificate or any interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the 1933 Act and any applicable state securities laws, or is otherwise made in accordance with the 1933 Act and such state securities laws. The Trust has not been registered as an investment company under the 1940 Act, and no transfer of an Owner Trust Certificate may be made (i) to any Person other than a QIB or an Affiliate of the Trust or (ii) to any Person that would require the Trust or any such trust fund to be registered as an investment company under the 1940 Act. No transfer of this Owner Trust Certificate or any interest herein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing this Owner Trust Certificate or interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

            No sale, transfer or other disposition of any Owner Trust Certificate may be made, and the Certificate Registrar shall refuse to register any such transfer, if such sale, transfer or other disposition would result in the Trust ceasing to be a qualified REIT subsidiary within the meaning of
Section 856(i) of the Code.

            For so long as the Bonds are outstanding and the Lien of the Indenture has not been satisfied and discharged, no sale, transfer or other disposition of any Owner Trust Certificate may be made, and the Certificate Registrar shall refuse to register any such transfer, unless the Owner Trustee shall have received written confirmation from each Rating Agency to the effect that such sale, transfer or other disposition will not result in the qualification, downgrade or withdrawal of any then current rating on the Bonds.

            No assignment, conveyance or other transfer of this Owner Trust Certificate shall be effective unless the transferee shall have executed and delivered to the Owner Trustee an instrument containing the transferee's agreement to be bound by the terms of the Deposit Trust Agreement.

            Prior to transfer of this Owner Trust Certificate in accordance with the foregoing and the Deposit Trust Agreement, the Owner Trustee, the Indenture Trustee and the Certificate Registrar and any agent of any of them may treat the person or entity in whose name this Owner Trust Certificate is registered as the owner hereof for the purpose of receiving distributions pursuant to the Deposit Trust Agreement, pursuant to the Indenture and for all other purposes whatsoever, and


                                    A-1-4
neither the Owner Trustee, the Indenture Trustee, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.

            As provided in the Deposit Trust Agreement and subject to certain limitations herein and therein set forth, this Owner Trust Certificate is exchangeable for other Owner Trust Certificates of the same Class in authorized denominations representing a like aggregate Percentage Interest, as requested by the Certificateholder surrendering the same.

            No service charge will be made to a Certificateholder for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Deposit Trust Agreement permits, with certain exceptions therein provided, the amendment of the Deposit Trust Agreement and the modification of the rights of the Certificateholders at any time by the Owner Trustee with the consent of Certificateholders entitled to a majority of the Voting Rights (except as provided in the Deposit Trust Agreement). Any consent by the Certificateholder of this Owner Trust Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Owner Trust Certificate.

            The obligations created by the Deposit Trust Agreement shall not terminate until the Bonds have been paid in full and the Lien on the Trust Estate created by the Indenture has been released; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            Unless the Certificate of Authentication on this Owner Trust Certificate has been executed by or on behalf of the Certificate Registrar, by manual signature, this Owner Trust Certificate shall not be entitled to any benefit under the Deposit Trust Agreement or be valid for any purpose.


                                    A-1-5

            IN WITNESS WHEREOF, the Owner Trustee has caused this Owner Trust Certificate to be duly executed.

                                 ----------------------------------------------,
                                 not individually, but solely in its capacity as Owner Trustee


                                 ----------------------------------------------
                                              Authorized Officer

This is one of the Owner Trust Certificates referred to in the within-referenced Deposit Trust Agreement.

Date:

-----------------------------------------------,
not individually, but solely in its capacity as Certificate Registrar

-----------------------------------------------
               Authorized Officer


                                    A-1-6

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________
_______________________________________________________________________________
______________________________________________________ [(Please print or typewrite name(s) and address(es), including postal zip code of assignee(s)] ("Assignee(s)") that portion of the interest in the Trust represented by the within Owner Trust Certificate set forth below and hereby authorize(s) the transfer and registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust.

I (we) further direct the Certificate Registrar to issue a new Owner Trust Certificate of the same Class for that portion of the interest in the Trust represented by the within Owner Trust Certificate set forth below to the above-named Assignee(s) and deliver such Owner Trust Certificate to the following address: __________________________________________________________
____________________________________________________; to issue a new Owner
Trust Certificate of the same Class for the remainder of the interest in the Trust represented by the within Owner Trust Certificate to the above-named Assignor(s) and deliver such Owner Trust Certificate to the following address:
_____________________________________; and to cancel the within Owner Trust
Certificate.

Date:_______________________        ___________________________________________
                                    Signature by or on behalf of Assignor(s)


Percentage Interest
Transferred:___________             ___________________________________________
                                    Taxpayer Identification Number


                                    A-1-7

                                  EXHIBIT A-2

                  FORM OF CLASS [XS] OWNER TRUST CERTIFICATE

                   CRIIMI MAE COMMERCIAL MORTGAGE TRUST [I]
                      CLASS [XS] OWNER TRUST CERTIFICATE


      evidencing a non-assessable, fully paid ___% interest in the Class [XS] Owner Trust Certificates, which, collectively with the Class [P] and Class [R] Owner Trust Certificates, evidence the entire beneficial ownership interest in CRIIMI MAE Commercial Mortgage Trust [I], a __________ business trust whose assets include various commercial mortgage loans (the "Mortgage Loans") deposited by CRIIMI MAE CMBS Corp. (the "Depositor")

Date of Deposit Trust-                  Percentage Interest in Related Class
Agreement: ___________, 199__           Evidenced by this Class [XS] Owner Trust
                                        Certificate:_______%

First Payment Date:  _________, 199__   Closing Date: ___________, 199__

Depositor and Initial Holder of  the
Owner Trust Certificates:               Owner Trustee:  __________________
CRIIMI MAE CMBS Corp.

Owner Trust Certificate No. XS-___


                                    A-2-1

            THIS OWNER TRUST CERTIFICATE DOES NOT REPRESENT AN INTEREST IN, OR OBLIGATION OF, THE DEPOSITOR, THE OWNER TRUSTEE, ANY OF THEIR RESPECTIVE AFFILIATES, OR ANY OTHER PERSON. NEITHER THIS OWNER TRUST CERTIFICATE NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED, IN WHOLE OR IN PART, BY ANY GOVERNMENTAL ENTITY OR INSTRUMENTALITY OR ANY PRIVATE INSURER OR GUARANTOR.

            THIS OWNER TRUST CERTIFICATE IS SUBJECT TO VARIOUS TRANSFER RESTRICTIONS DESCRIBED HEREIN.

            This Owner Trust Certificate is issued pursuant to, and in accordance with, the terms of a Deposit Trust Agreement, dated as of ___________, 199__ (the "Deposit Trust Agreement"; terms not otherwise defined herein shall have the meanings assigned to those terms in the Deposit Trust Agreement), between CRIIMI MAE CMBS Corp. as depositor (in such capacity, the "Depositor") and initial Certificateholder and _______________ as Owner Trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which are set forth herein. This Owner Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Deposit Trust Agreement, to which Deposit Trust Agreement the holder of this Owner Trust Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. In the event of a conflict between the provisions of this Owner Trust Certificate and those of the Deposit Trust Agreement, the provisions of the Deposit Trust Agreement shall control.

            This certifies that _________________________is the registered owner of the beneficial interest evidenced by this Owner Trust Certificate in the trust established pursuant to the Deposit Trust Agreement and designated as CRIIMI MAE Commercial Mortgage Trust [I] (the "Trust"). The assets of the Trust include various commercial mortgage loans (the "Mortgage Loans").

            Except to the extent of their execution and authentication, respectively, of the Owner Trust Certificates, the Owner Trustee and the Certificate Registrar make no representation or warranty as to any of the statements contained herein or the validity or sufficiency of this Owner Trust Certificate or the Mortgage Loans. The Owner Trustee has executed this Owner Trust Certificate in its limited capacity as Owner Trustee under the Deposit Trust Agreement, and the Certificate Registrar has authenticated this Owner Trust Certificate in its limited capacity as Certificate Registrar under the Deposit Trust Agreement.

            Distributions on the Certificates will be made, to the extent of available funds, on the __ day [(or, in the case of February, the 28th day)] of each month or, if any such day is not a Business Day, then the next succeeding Business Day (each, a "Payment Date"), commencing in __________, 199__. As more fully described in the Deposit Trust Agreement, distributions allocable to interest accrued on the Class [XS] Certificates will be made on each Payment Date up to the Accrued Certificate Interest in respect of the Class [XS] Certificates for the related Payment Date and, to the extent not previously paid, for all prior Payment Dates. As and to the extent described in the Deposit Trust Agreement, distributions of interest on the Class [XS] Certificates will be limited to the amount available for such purposes in the Certificate Account. Such available funds will be distributed on


                                    A-2-2
each Payment Date on a pro rata basis among the Holders of the Class [P] Certificates and the Holders of the Class [XS] Certificates in respect of Accrued Certificate Interest.

            Pursuant to the Deposit Trust Agreement, all payments made with respect to any Class of Owner Trust Certificates on any Payment Date shall be allocated pro rata among such Owner Trust Certificates based upon their respective Percentage Interests. Payments to the Certificateholders on each Payment Date will be made to the Certificateholders of record on the related Record Date. Payments to any Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Owner Trustee in writing at least five (5) Business Days prior to the related Record Date and if such Certificateholder is the registered owner of Owner Trust Certificates representing at least a [331/3]% Percentage Interest in any Class thereof, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Final payment on each Owner Trust Certificate will be made in like manner, but only upon presentment and surrender of such Owner Trust Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final payment.

            This Owner Trust Certificate is one of a duly authorized issue of Owner Trust Certificates designated as CRIIMI MAE Commercial Mortgage Trust [I], Owner Trust Certificates, representing a fractional undivided beneficial interest in a Trust Estate consisting of (a) the Mortgage Loans and all payments thereon and proceeds thereof from and after the Cut-off Date, (b) the Operative Agreements (i) to which the Depositor is a party or (ii) of which the Depositor is a third party beneficiary, including the right to receive all income on the Mortgage Loans, (iii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and (iv) all proceeds of every kind and nature whatsoever in respect thereof, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of the foregoing, subject, to the Lien in favor of the Indenture Trustee.

            This Owner Trust Certificate does not purport to summarize the Deposit Trust Agreement and reference is made to the Deposit Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby and the rights, duties and immunities of the Owner Trustee.

            No sale, transfer or other disposition of any Owner Trust Certificate may be made, and the Certificate Registrar shall refuse to register any such transfer, unless the Depositor (or, if the Depositor no longer exists, 100% of the other Certificateholders) shall consent in writing to such sale, transfer or other disposition. The Depositor (or any such other Certificateholder) shall be entitled to request from the parties interested in effecting such sale, transfer or other disposition, and to rely upon, a certification of facts and/or an opinion of counsel which establishes to the satisfaction of the


                                    A-2-3

Depositor (or such other Certificateholders) that such sale, transfer or other disposition is permissible under applicable law and the Operative Agreements.

            No transfer, sale, pledge or other disposition of this Owner Trust Certificate or any interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the 1933 Act and any applicable state securities laws, or is otherwise made in accordance with the 1933 Act and such state securities laws. The Trust has not been registered as an investment company under the 1940 Act, and no transfer of an Owner Trust Certificate may be made (i) to any Person other than a QIB or an Affiliate of the Trust or (ii) to any Person that would require the Trust or any such trust fund to be registered as an investment company under the 1940 Act. No transfer of this Owner Trust Certificate or any interest herein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing this Owner Trust Certificate or interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

            No sale, transfer or other disposition of any Owner Trust Certificate may be made, and the Certificate Registrar shall refuse to register any such transfer, if such sale, transfer or other disposition would result in the Trust ceasing to be a qualified REIT subsidiary within the meaning of
Section 856(i) of the Code.

            For so long as the Bonds are outstanding and the Lien of the Indenture has not been satisfied and discharged, no sale, transfer or other disposition of any Owner Trust Certificate may be made, and the Certificate Registrar shall refuse to register any such transfer, unless the Owner Trustee shall have received written confirmation from each Rating Agency to the effect that such sale, transfer or other disposition will not result in the qualification, downgrade or withdrawal of any then current rating on the Bonds.

            No assignment, conveyance or other transfer of this Owner Trust Certificate shall be effective unless the transferee shall have executed and delivered to the Owner Trustee an instrument containing the transferee's agreement to be bound by the terms of the Deposit Trust Agreement.

            Prior to transfer of this Owner Trust Certificate in accordance with the foregoing and the Deposit Trust Agreement, the Owner Trustee, the Indenture Trustee and the Certificate Registrar and any agent of any of them may treat the person or entity in whose name this Owner Trust Certificate is registered as the owner hereof for the purpose of receiving distributions pursuant to the Deposit Trust Agreement, pursuant to the Indenture and for all other purposes whatsoever, and neither the Owner Trustee, the Indenture Trustee, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.

            As provided in the Deposit Trust Agreement and subject to certain limitations herein and therein set forth, this Owner Trust Certificate is exchangeable for other Owner Trust Certificates


                                    A-2-4
of the same Class in authorized denominations representing a like aggregate Percentage Interest, as requested by the Certificateholder surrendering the same.

            No service charge will be made to a Certificateholder for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Deposit Trust Agreement permits, with certain exceptions therein provided, the amendment of the Deposit Trust Agreement and the modification of the rights of the Certificateholders at any time by the Owner Trustee with the consent of Certificateholders entitled to a majority of the Voting Rights (except as provided in the Deposit Trust Agreement). Any consent by the Certificateholder of this Owner Trust Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Owner Trust Certificate.

            The obligations created by the Deposit Trust Agreement shall not terminate until the Bonds have been paid in full and the Lien on the Trust Estate created by the Indenture has been released; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            Unless the Certificate of Authentication on this Owner Trust Certificate has been executed by or on behalf of the Certificate Registrar, by manual signature, this Owner Trust Certificate shall not be entitled to any benefit under the Deposit Trust Agreement or be valid for any purpose.


                                    A-2-5

            IN WITNESS WHEREOF, the Owner Trustee has caused this Owner Trust Certificate to be duly executed.

                                ----------------------------------------------,
                                not individually, but solely in its capacity as Owner Trustee


                                -----------------------------------------------
                                             Authorized Officer

This is one of the Owner Trust Certificates referred to in the within-referenced Deposit Trust Agreement.

Date:

----------------------------------------------,
not individually, but solely in its capacity as Certificate Registrar

----------------------------------------------
                Authorized Officer


                                    A-2-6

                                  ASSIGNMENT



FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________
_______________________________________________________________________________
_______________________________________ [(Please print or typewrite name(s) and address(es), including postal zip code of assignee(s)] ("Assignee(s)") that portion of the interest in the Trust represented by the within Owner Trust Certificate set forth below and hereby authorize(s) the transfer and registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust.

I (we) further direct the Certificate Registrar to issue a new Owner Trust Certificate of the same Class for that portion of the interest in the Trust represented by the within Owner Trust Certificate set forth below to the above-named Assignee(s) and deliver such Owner Trust Certificate to the following address: _____________________________________________________________
____________________________________________________________; to issue a new
Owner Trust Certificate of the same Class for the remainder of the interest in the Trust represented by the within Owner Trust Certificate to the above-named Assignor(s) and deliver such Owner Trust Certificate to the following address:
____________________________________; and to cancel the within Owner Trust
Certificate.

Date: ________________        __________________________________________
                              Signature by or on behalf of Assignor(s)


Percentage Interest
Transferred: __________       __________________________________________
                              Taxpayer Identification Number


                                    A-2-7

                                  EXHIBIT A-3

                   FORM OF CLASS [R] OWNER TRUST CERTIFICATE

                   CRIIMI MAE COMMERCIAL MORTGAGE TRUST [I]
                       CLASS [R] OWNER TRUST CERTIFICATE

      evidencing a non-assessable, fully paid ___% interest in the Class [R] Owner Trust Certificates, which, collectively with the Class [P] and Class [XS] Owner Trust Certificates, evidence the entire beneficial ownership interest in CRIIMI MAE Commercial Trust [I], a ___________ business trust whose assets include various commercial mortgage loans (the "Mortgage Loans") deposited by CRIIMI MAE CMBS Corp. (the "Depositor")

Date of Deposit Trust                   Percentage Interest in Related Class
Agreement: __________, 199__            Evidenced by this Class [R] Owner Trust
                                        Certificate:_______%

First Payment Date:  _________, 199__   Closing Date: ___________, 199__

Depositor and Initial Holder of
the Owner Trust Certificates:           Owner Trustee:  ______________________
CRIIMI MAE CMBS Corp.

Owner Trust Certificate No. R-___


                                    A-3-1

            THIS OWNER TRUST CERTIFICATE DOES NOT REPRESENT AN INTEREST IN, OR OBLIGATION OF, THE DEPOSITOR, THE OWNER TRUSTEE, ANY OF THEIR RESPECTIVE AFFILIATES, OR ANY OTHER PERSON. NEITHER THIS OWNER TRUST CERTIFICATE NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED, IN WHOLE OR IN PART, BY ANY GOVERNMENTAL ENTITY OR INSTRUMENTALITY OR ANY PRIVATE INSURER OR GUARANTOR.

            THIS OWNER TRUST CERTIFICATE IS SUBJECT TO VARIOUS TRANSFER RESTRICTIONS DESCRIBED HEREIN.

            This Owner Trust Certificate is issued pursuant to, and in accordance with, the terms of a Deposit Trust Agreement, dated as of ___________, 199__ (the "Deposit Trust Agreement"; terms not otherwise defined herein shall have the meanings assigned to those terms in the Deposit Trust Agreement), between CRIIMI MAE CMBS Corp. as depositor (in such capacity, the "Depositor") and initial Certificateholder and _________________ as Owner Trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which are set forth herein. This Owner Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Deposit Trust Agreement, to which Deposit Trust Agreement the holder of this Owner Trust Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. In the event of a conflict between the provisions of this Owner Trust Certificate and those of the Deposit Trust Agreement, the provisions of the Deposit Trust Agreement shall control.

            This certifies that ___________________ is the registered owner of the beneficial interest evidenced by this Owner Trust Certificate in the trust established pursuant to the Deposit Trust Agreement and designated as CRIIMI MAE Commercial Mortgage Trust [I] (the "Trust"). The assets of the Trust include various Commercial Mortgage Loans (the "Mortgage Loans").

            Except to the extent of their execution and authentication, respectively, of the Owner Trust Certificates, the Owner Trustee and the Certificate Registrar make no representation or warranty as to any of the statements contained herein or the validity or sufficiency of this Owner Trust Certificate or the Mortgage Loans. The Owner Trustee has executed this Owner Trust Certificate in its limited capacity as Owner Trustee under the Deposit Trust Agreement, and the Certificate Registrar has authenticated this Owner Trust Certificate in its limited capacity as Certificate Registrar under the Deposit Trust Agreement.

            Distributions on the Certificates will be made, to the extent of available funds, on the __ day [(or, in the case of February, the 28th day)] of each month or, if any such day is not a Business Day, then the next succeeding Business Day (each, a "Payment Date"), commencing in __________ 199__. As more fully described in the Deposit Trust Agreement, distributions on the Class [R] Certificates will be in an amount equal to the remaining portion, if any, of the Certificateholder Funds for each Payment Date after making all payments on the Class [XS] and Class [P] Certificates.

            Pursuant to the Deposit Trust Agreement, all payments made with respect to any Class of Owner Trust Certificates on any Payment Date shall be allocated pro rata among such Owner Trust Certificates based upon their respective Percentage Interests. Payments to the


                                    A-3-2

Certificateholders on each Payment Date will be made to the Certificateholders of record on the related Record Date. Payments to any Certificateholder on any Payment Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Owner Trustee in writing at least five (5) Business Days prior to the related Record Date and if such Certificateholder is the registered owner of Owner Trust Certificates representing at least a [331/3]% Percentage Interest in any Class thereof, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Final payment on each Owner Trust Certificate will be made in like manner, but only upon presentment and surrender of such Owner Trust Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final payment.

            This Owner Trust Certificate is one of a duly authorized issue of Owner Trust Certificates designated as CRIIMI MAE Commercial Mortgage Trust [I], Owner Trust Certificates, representing a fractional undivided beneficial interest in a Trust Estate consisting of (a) the Mortgage Loans and all payments thereon and proceeds thereof from and after the Cut-off Date, (b) the Operative Agreements (i) to which the Depositor is a party or (ii) of which the Depositor is a third party beneficiary, including the right to receive all income on the Mortgage Loans, (iii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and (iv) all proceeds of every kind and nature whatsoever in respect thereof, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of the foregoing, subject, to the Lien in favor of the Indenture Trustee.

            This Owner Trust Certificate does not purport to summarize the Deposit Trust Agreement and reference is made to the Deposit Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby and the rights, duties and immunities of the Owner Trustee.

            No sale, transfer or other disposition of any Owner Trust Certificate may be made, and the Certificate Registrar shall refuse to register any such transfer, unless the Depositor (or, if the Depositor no longer exists, 100% of the other Certificateholders) shall consent in writing to such sale, transfer or other disposition. The Depositor (or any such other Certificateholder) shall be entitled to request from the parties interested in effecting such sale, transfer or other disposition, and to rely upon, a certification of facts and/or an opinion of counsel which establishes to the satisfaction of the Depositor (or such other Certificateholders) that such sale, transfer or other disposition is permissible under applicable law and the Operative Agreements.

            No transfer, sale, pledge or other disposition of this Owner Trust Certificate or any interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the 1933 Act and any applicable state securities laws, or is otherwise made in accordance with the 1933 Act and such state securities laws. The Trust has


                                    A-3-3
not been registered as an investment company under the 1940 Act, and no transfer of an Owner Trust Certificate may be made (i) to any Person other than a QIB or an Affiliate of the Trust or (ii) to any Person that would require the Trust or any such trust fund to be registered as an investment company under the 1940 Act. No transfer of this Owner Trust Certificate or any interest herein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including, without limitation, insurance company general accounts, that is subject to ERISA or the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing this Owner Trust Certificate or interest herein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan.

            No sale, transfer or other disposition of any Owner Trust Certificate may be made, and the Certificate Registrar shall refuse to register any such transfer, if such sale, transfer or other disposition would result in the Trust ceasing to be a qualified REIT subsidiary within the meaning of
Section 856(i) of the Code.

            For so long as the Bonds are outstanding and the Lien of the Indenture has not been satisfied and discharged, no sale, transfer or other disposition of any Owner Trust Certificate may be made, and the Certificate Registrar shall refuse to register any such transfer, unless the Owner Trustee shall have received written confirmation from each Rating Agency to the effect that such sale, transfer or other disposition will not result in the qualification, downgrade or withdrawal of any then current rating on the Bonds.

            No assignment, conveyance or other transfer of this Owner Trust Certificate shall be effective unless the transferee shall have executed and delivered to the Owner Trustee an instrument containing the transferee's agreement to be bound by the terms of the Deposit Trust Agreement.

            Prior to transfer of this Owner Trust Certificate in accordance with the foregoing and the Deposit Trust Agreement, the Owner Trustee, the Indenture Trustee and the Certificate Registrar and any agent of any of them may treat the person or entity in whose name this Owner Trust Certificate is registered as the owner hereof for the purpose of receiving distributions pursuant to the Deposit Trust Agreement, pursuant to the Indenture and for all other purposes whatsoever, and neither the Owner Trustee, the Indenture Trustee, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.

            As provided in the Deposit Trust Agreement and subject to certain limitations herein and therein set forth, this Owner Trust Certificate is exchangeable for other Owner Trust Certificates of the same Class in authorized denominations representing a like aggregate Percentage Interest, as requested by the Certificateholder surrendering the same.

            No service charge will be made to a Certificateholder for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.


                                    A-3-4

            The Deposit Trust Agreement permits, with certain exceptions therein provided, the amendment of the Deposit Trust Agreement and the modification of the rights of the Certificateholders at any time by the Owner Trustee with the consent of Certificateholders entitled to a majority of the Voting Rights (except as provided in the Deposit Trust Agreement). Any consent by the Certificateholder of this Owner Trust Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Owner Trust Certificate.

            The obligations created by the Deposit Trust Agreement shall not terminate until the Bonds have been paid in full and the Lien on the Trust Estate created by the Indenture has been released; provided, however, that in no event shall the Trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            Unless the Certificate of Authentication on this Owner Trust Certificate has been executed by or on behalf of the Certificate Registrar, by manual signature, this Owner Trust Certificate shall not be entitled to any benefit under the Deposit Trust Agreement or be valid for any purpose.


                                    A-3-5

            IN WITNESS WHEREOF, the Owner Trustee has caused this Owner Trust Certificate to be duly executed.

                               -----------------------------------------------,
                               not individually, but solely in its capacity as Owner Trustee


                               -----------------------------------------------
                                              Authorized Officer

This is one of the Owner Trust Certificates referred to in the within-referenced Deposit Trust Agreement.

Date:

-----------------------------------------------,
not individually, but solely in its capacity as Certificate Registrar

-----------------------------------------------
              Authorized Officer


                                    A-3-6

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned ("Assignor(s)") hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
________________________________________________________________________________
_________________________________________ [(Please print or typewrite name(s)
and address(es), including postal zip code of assignee(s)] ("Assignee(s)") that portion of the interest in the Trust represented by the within Owner Trust Certificate set forth below and hereby authorize(s) the transfer and registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust.

I (we) further direct the Certificate Registrar to issue a new Owner Trust Certificate of the same Class for that portion of the interest in the Trust represented by the within Owner Trust Certificate set forth below to the above-named Assignee(s) and deliver such Owner Trust Certificate to the following address: _____________________________________________________________
_______________________________________________________; to issue a new Owner
Trust Certificate of the same Class for the remainder of the interest in the Trust represented by the within Owner Trust Certificate to the above-named Assignor(s) and deliver such Owner Trust Certificate to the following address:
___________________________________; and to cancel the within Owner Trust
Certificate.

Date:_____________            __________________________________________
                              Signature by or on behalf of Assignor(s)


Percentage Interest
Transferred:________          _________________________________________
                              Taxpayer Identification Number


                                    A-3-7